Exhibit 10.49

STANDARD FORM
INDUSTRIAL BUILDING LEASE
(SINGLE-TENANT)

1.           BASIC TERMS.  This Section 1 contains the Basic Terms of this lease (this “Lease”) between Landlord and Tenant, named below.  Other Sections of the Lease referred to in this Section 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

1.1.	Effective Date of Lease: March 14, 2008

1.2.	Landlord: FR York Property Holding, LP, a Delaware limited partnership

1.3.	Tenant: United Natural Foods, Inc.

1.4.	Premises: A building commonly known as 225 Cross Farm Lane, York, Pennsylvania, and containing approximately 675,000 rentable square feet, as legally described on Exhibit A attached hereto.

1.5.	Lease Term: Twelve (12) years (“Term”) commencing June 1, 2008 (“Commencement Date”) and ending, subject to Section 2.3 below, on May 31, 2020 (“Expiration Date”).

1.6.
Permitted Uses:  (See Section 4.1) Warehousing, distribution and any other use not prohibited by applicable zoning laws or regulations and approved in writing by Landlord, which shall not be unreasonably withheld, conditioned or delayed

1.7.	Tenant’s Guarantor: None

1.8.	Brokers: (See Section 23; if none, so state): (A) Tenant’s Broker: NAI Brannen Goddard ; and (B) Landlord’s Broker: CB Richard Ellis

1.9.	Security/Damage Deposit: None

1.10.
Exhibits to Lease:  The following exhibits are attached to and made a part of this Lease. (If none, so state):  A (legal description); B (Tenant Operations Inquiry Form); C (Tenant Improvements), D (Confirmation of Commencement Date); E (Broom Clean Condition and Repair Requirements); Exhibit F (Signage Plan); Addendum 1 (Renewal Option); and Addendum 2 (Purchase Option)

2.           LEASE OF PREMISES; RENT.

2.1.           Lease of Premises for Lease Term.  Landlord hereby leases the Premises to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease.

2.2.           Types of Rental Payments. Tenant shall pay net base rent to Landlord in monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease (the “Base Rent”) in the amounts and for the periods as set forth below:

Rental Payments

Lease Period	Annual Base Rent	Monthly Base Rent

____, 2008 – May 31, 2008	$0.00	$0.00

June 1, 2008 – May 31, 2009	$2,558,250.00	$231,187.50

June 1, 2009 – May 31, 2010	$2,619,000.00	$218,250.00

June 1, 2010 – May 31, 2011	$2,666,250.00	$222,187.50

June 1, 2011 – May 31, 2012	$2,754,000.00	$229,500.00

June 1, 2012 – May 31, 2013	$2,821,500.00	$235,125.00

June 1, 2013 – May 31, 2014	$2,889,000.00	$240,750.00

June 1, 2014 – May 31, 2015	$2,963,250.00	$246,937.50

June 1, 2015 – May 31, 2016	$3,037,500.00	$253,125.00

June 1, 2016 – May 31, 2017	$3,111,750.00	$259,312.50

June 1, 2017 – May 31, 2018	$3,192,750.00	$266,062.50

June 1, 2018 – May 31, 2019	$3,273,750.00	$272,812.50

June 1, 2019 – May 31, 2020	$3,354,750.00	$279,562.50

Tenant shall also pay all Operating Expenses (defined below) and any other amounts owed by Tenant hereunder (collectively, “Additional Rent”).  In the event any monthly installment of Base Rent or Additional Rent, or both, is not paid within 5 days of the date when due, a late charge in an amount equal to 5% of the then delinquent installment of Base Rent and/or Additional Rent (the “Late Charge”; the Late Charge, Default Interest, as defined in Section 22.3 below, Base Rent and Additional Rent shall collectively be referred to as “Rent”), shall be paid by Tenant to Landlord, c/o First Industrial Investment, Inc., 75 Remittance Drive Suite 1066, Chicago IL 60675-1066, or if sent by overnight courier, The Northern Trust Company, 350 North Orleans, 8th Floor Receipt & Dispatch, Chicago IL 60654, Attention:  FIDS Suite 1066 (or such other entity designated as Landlord’s management agent, if any, and if Landlord so appoints such a management agent, the “Agent”), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise in writing.  Notwithstanding the foregoing, for the first three (3) monthly installments of Rent during the Term, the Late Charge will not be charged to Tenant until five (5) days after notice by Landlord to Tenant of any such delinquent installment of Base Rent and/or Additional Rent

2.3.           Covenants Concerning Rental Payments; Initial and Final Rent Payments.  Tenant shall pay the Rent promptly when due, without notice or demand, and without any abatement, deduction or setoff.  No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any other remedy available to Landlord.  If the Commencement Date occurs on a day other than the first day of a calendar month, the Rent due for the first calendar month of the Term shall be prorated on a per diem basis (based on a 360 day, 12 month year) and paid to Landlord on the Commencement Date, and the Term will be extended to terminate on the last day of the calendar month in which the Expiration Date stated in Section 1.5 occurs.

2.4.           Net Lease.  This is an absolutely net lease to Landlord.  It is the intent of the parties hereto that the Base Rent payable under this Lease shall be an absolutely net return to Landlord and that Tenant shall pay all costs and expenses relating to the ownership and operation of the Premises and the business carried on therein, unless otherwise expressly provided to the contrary in this Lease.  Any amount or obligation relating to the Premises that is not expressly declared (under this Lease) to be that of Landlord shall be deemed to be an obligation of Tenant to be performed by Tenant, at Tenant’s expense.  It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Base Rent and the Additional Rent shall continue to be payable in all events, and that the obligations of Tenant hereunder shall continue unaffected in all events, unless the requirement to pay or perform the same shall have been specifically terminated pursuant to an express provision of this Lease.

3.           OPERATING EXPENSES.

3.1.           Definitional Terms Relating to Additional Rent.  For purposes of this Section and other relevant provisions of the Lease:

3.1.1.           Operating Expenses. The term “Operating Expenses” shall mean all costs and expenses paid or incurred by Landlord with respect to, or in connection with, the ownership, repair, restoration, maintenance and operation of the Premises.  Operating Expenses may include, but are not limited to, any or all of the following:  (i) all market-based premiums for commercial property, casualty, general liability, boiler, flood, earthquake, terrorism and all other types of insurance provided by Landlord and relating to the Premises, and all deductibles paid by Landlord pursuant to insurance policies required to be maintained by Landlord under this Lease; (ii) management fees to Landlord or Agent in an amount not to exceed 2% per annum of all Rent due hereunder; (iii) Taxes, as hereinafter defined in Section 3.1.2 (subject, however, to the last sentence of Section 3.1.2); (iv) dues, fees or other costs and expenses, of any nature, due and payable to any association or comparable entity to which Landlord, as owner of the Premises, is a member or otherwise belongs and that governs or controls any aspect of the ownership and operation of the Premises; (v) all fees in incurred in connection with the lawn care and landscaping of the Premises; and (vi) any real estate taxes and common area maintenance expenses levied against, or attributable to, the Premises under any declaration of covenants, conditions and restrictions, reciprocal easement agreement or comparable arrangement that encumbers and benefits the Premises and other real property (e.g. a business park).

3.1.2.           Taxes.  The term “Taxes,” as referred to in Section 3.1.1(iii) above shall mean (i) all governmental taxes, assessments, fees and charges of every kind or nature (other than Landlord’s income taxes), whether general, special, ordinary or extraordinary, due at any time or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing, or operation of the Premises, or of the personal property and equipment located therein or used in connection therewith; and (ii) any reasonable expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Premises.  For purposes hereof, Tenant shall be responsible for any Taxes that are due and payable at any time or from time to time during the Term and for any Taxes that are assessed, become a lien, or accrue during any Operating Year, which obligation shall survive the termination or expiration of this Lease.  If Landlord so elects, by delivery of written notice to Tenant at any time during the Term, Tenant shall pay the Taxes directly to the taxing authority(ies), rather than to Landlord for payment to the taxing authority(ies), whereupon Tenant shall be required to pay all Taxes prior to the date on which they become delinquent and Tenant shall deliver to Landlord, promptly after Tenant’s payment of same, reasonable evidence of such payments.

3.1.3.           Operating Year.  The term “Operating Year” shall mean the calendar year commencing January 1st of each year (including the calendar year within which the Commencement Date occurs) during the Term.

3.2.           Payment of Operating Expenses.  Tenant shall pay, as Additional Rent and in accordance with the requirements of Section 3.3, all of the Operating Expenses, as set forth in Section 3.3. Additional Rent commences to accrue upon the Commencement Date.  The Operating Expenses payable hereunder for the Operating Years in which the Term begins and ends shall be prorated to correspond to that portion of said Operating Years occurring within the Term.  The Operating Expenses and any other sums due and payable under this Lease shall be adjusted upon receipt of the actual bills therefor, and the obligations of this Section 3 shall survive the termination or expiration of the Lease.

3.3.           Payment of Additional Rent.  Landlord shall have the right to reasonably estimate the Operating Expenses for each Operating Year.  Upon Landlord’s or Agent’s notice to Tenant of such estimated amount, Tenant shall pay, on the first day of each month during that Operating Year, an amount (the “Estimated Additional Rent”) equal to the estimate of the Operating Expenses divided by 12 (or the fractional portion of the Operating Year remaining at the time Landlord delivers its notice of the estimated amounts due from Tenant for that Operating Year).  If the aggregate amount of Estimated Additional Rent actually paid by Tenant during any Operating Year is less than Tenant’s actual ultimate liability for Operating Expenses for that particular Operating Year, Tenant shall pay the deficiency within thirty (30) days of Landlord’s written demand therefor.  If the aggregate amount of Estimated Additional Rent actually paid by Tenant during a given Operating Year exceeds Tenant’s actual liability for such Operating Year, the excess shall be credited against the Estimated Additional Rent next due from Tenant during the immediately subsequent Operating Year, except that in the event that such excess is paid by Tenant during the final Lease Year, then upon the expiration of the Term, Landlord or Agent shall pay Tenant the then-applicable excess promptly after determination thereof.

3.4.           Audit.  As soon as is reasonably practical after each Operating Year, Landlord shall provide Tenant with a statement (a “Statement”) setting forth the actual ultimate Additional Rent for the subject Operating Year.  If Tenant disputes the amount set forth in a given Statement, Tenant shall have the right, at Tenant's sole expense, to cause Landlord's books and records with respect to the particular Operating Year that is the subject of that particular Statement to be audited (the “Audit”) by a certified public accountant mutually acceptable to Landlord and Tenant (the “Accountant”), provided Tenant (i) has not defaulted under this Lease and failed to cure such default on a timely basis and (ii)  delivers written notice (an “Audit Notice”) to Landlord on or prior to the date that is thirty (30) days after Landlord delivers the Statement in question to Tenant (such 30-day period, the “Response Period”).  If Tenant fails to timely deliver an Audit Notice with respect to a given Statement, then Tenant's right to undertake an Audit with respect to that Statement and the Operating Year to which that particular Statement relates shall automatically and irrevocably be waived and such Statement shall be final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct.  If Tenant timely delivers an Audit Notice, Tenant must commence such Audit within thirty (30) days after the Audit Notice is delivered to Landlord, and the Audit must be completed within thirty (30) days of the date on which it is begun.  If Tenant fails, for any reason other than Landlord’s lack of cooperation, to commence and complete the Audit within such periods, the Statement that Tenant elected to Audit shall be deemed final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct.  The Audit shall take place at the offices of Landlord where its books and records are located, at a mutually convenient time during Landlord's regular business hours.  Before conducting the Audit, Tenant must pay the full amount of the Additional Rent billed under the Statement then in question.  Tenant hereby covenants and agrees that the Accountant engaged by Tenant to conduct the Audit shall be compensated on an hourly basis and shall not be compensated based upon a percentage of overcharges it discovers.  If an Audit is conducted in a timely manner, such Audit shall be deemed final and binding upon Landlord and Tenant and shall, as between the parties, be conclusively deemed correct.  If the results of the Audit reveal that the actual ultimate Additional Rent does not equal the aggregate amount of the estimated Additional Rent actually paid by Tenant to Landlord during the Operating Year that is the subject of the Audit, the appropriate adjustment shall be made between Landlord and Tenant, and any payment required to be made by Landlord or Tenant to the other shall be made within thirty (30) days after the Accountant’s determination.  In no event shall this Lease be terminable nor shall Landlord be liable for damages based upon any disagreement regarding an adjustment of the Additional Rent. Tenant agrees that the results of any Audit shall be kept strictly confidential by Tenant and shall not be disclosed to any other person or entity.

4.           USE OF PREMISES; SIGNAGE; SECURITY DEPOSIT.

4.1.           Use of Premises.  The Premises shall be used by the Tenant for the purpose(s) set forth in Section 1.6 above and for no other purpose whatsoever.  Except as expressly permitted by this Lease, Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner that may (a) violate any Certificate of Occupancy for the Premises; (b) cause, or be liable to cause, injury to, or in any way impair the value or proper utilization of, all or any portion of the Premises (including, but not limited to, the structural elements of the Premises) or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies or the rules and regulations of the Premises, including any covenant, condition or restriction affecting the Premises; (d) exceed the load bearing capacity of the floor of the Premises; or (e) impair or tend to impair the character, reputation or appearance of the Premises as a commercial warehouse.  On or prior to the date hereof, Tenant has completed and delivered for the benefit of Landlord a “Tenant Operations Inquiry Form” in the form attached hereto as Exhibit B describing the nature of Tenant’s proposed business operations at the Premises, which form is intended to be, and shall be, relied upon by Landlord.  From time to time during the Term (but no more often than once in any twelve month period unless Tenant is in default hereunder or unless Tenant assigns this Lease or subleases all or any portion of the Premises, whether or not in accordance with Section 8), Tenant shall provide an updated and current Tenant Operations Inquiry Form upon Landlord’s request.

4.2.           Signage.  Tenant shall not affix any sign of any size or character to any portion of the Premises, without prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed.  Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and immediately repair any damage to the Premises caused by, or resulting from, such removal. Notwithstanding the foregoing, Tenant may install a sign at the Premises, at Tenant’s sole cost, in accordance with the signage plan attached hereto as Exhibit F.

4.3.           Intentionally omitted.

5.           CONDITION AND DELIVERY OF PREMISES.

5.1.           Condition of Premises.  Subject to the last sentence of Section 9.1, Tenant agrees that Tenant is familiar with the condition of the Premises, and Tenant hereby accepts the foregoing on an “AS-IS,” “WHERE-IS” basis.  Tenant acknowledges that neither Landlord nor Agent, nor any representative of Landlord, has made any representation as to the condition of the foregoing or the suitability of the foregoing for Tenant’s intended use.  Tenant represents and warrants that Tenant has made its own inspection of the foregoing.  Neither Landlord nor Agent shall be obligated to make any repairs, replacements or improvements

(whether structural or otherwise) of any kind or nature to the foregoing in connection with, or in consideration of, this Lease.  Tenant shall construct and install the tenant improvements (“Tenant Improvements”), at Tenant’s sole cost and expense, pursuant to the terms and conditions of Exhibit C. Further, any documents that Landlord provided to Tenant prior to the execution of this Lease were furnished to Tenant for information purposes only and without any representation or warranty Landlord with respect thereto, express or implied. The floor capacity of the Premises is 500 pound per square foot live load capacity.

5.2.           Delay in Commencement.

5.3.           Memorandum of Commencement Date.  Upon lease execution, and as a condition precedent to such delivery, of the Premises to Tenant, and Tenant shall deliver to Landlord a Confirmation of Commencement Date in substantially the form attached hereto as Exhibit D.

6.           SUBORDINATION; ESTOPPEL CERTIFICATES; ATTORNMENT.

6.1.           Subordination and Attornment.  This Lease is and shall be subject and subordinate at all times to (a) all ground leases or underlying leases that may now exist or hereafter be executed affecting the Premises and (b) any mortgage or deed of trust that may now exist or hereafter be placed upon, and encumber, any or all of (x) the Premises; (y) any ground leases or underlying leases for the benefit of the Premises; and (z) all or any portion of Landlord’s interest or estate in any of said items.  Tenant shall execute and deliver, within ten (10) days of receipt thereof, and in the form reasonably requested by Landlord (or its lender), any documents evidencing the subordination of this Lease.  Tenant hereby covenants and agrees that Tenant shall attorn to any successor to Landlord.

6.2.           Estoppel Certificate.  Tenant agrees, from time to time and within ten (10) days after request by Landlord, to deliver to Landlord, or Landlord’s designee, an estoppel certificate stating such matters pertaining to this Lease as may be reasonably requested by Landlord, so long as such estoppel accurately describes the terms of this Lease.  Failure by Tenant to timely execute and deliver such certificate shall constitute a Default, as defined below (without any obligation to provide any notice thereof or any opportunity to cure such failure to timely perform).

6.3.           Transfer by Landlord. In the event of a sale or conveyance by Landlord of the Premises, the same shall operate to release Landlord from any future liability for any of the covenants or conditions, express or implied, herein contained in favor of Tenant and first arising or accruing after the effective date of Landlord’s transfer of its interest in the Premises, and in such event Tenant agrees to look solely to Landlord’s successor in interest (“Successor Landlord”) with respect thereto and agrees to attorn to such successor.

7.           QUIET ENJOYMENT.  Subject to the provisions of this Lease, so long as Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises by Landlord, Agent or any other person lawfully claiming through or under Landlord.

8.           ASSIGNMENT AND SUBLETTING.  Tenant shall not (a) assign (whether directly or indirectly), in whole or in part, this Lease, or (b) allow this Lease to be assigned, in whole or in part, by operation of law or otherwise, including, without limitation, by transfer of a controlling interest (i.e. greater than a 50% interest) of stock, membership interests or partnership interests, or by merger or dissolution, which transfer of a controlling interest, merger or dissolution shall be deemed an assignment for purposes of this Lease, or (c) mortgage or pledge the Lease, or (d) sublet the Premises, in whole or in part, without (in the case of any or all of (a) through (d) above) the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, subsection (b) shall not apply as long as Tenant is a publicly traded company (i.e. Tenant’s stock is listed on the Nasdaq or similar stock exchange).  Tenant may, however, assign this Lease or sublease a portion of the Premises to a wholly-owned subsidiary, provided that Tenant advises Landlord, in writing, in advance, and otherwise complies with the succeeding provisions of this Section 8.  In no event shall any assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder; and in the case of any assignment, Landlord shall retain all rights with respect to the Security.  Any purported assignment, mortgage, transfer, pledge or sublease made without the prior written consent of Landlord shall be absolutely null and void.  No assignment of this Lease shall be effective and valid unless and until the assignee executes and delivers to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee’s assumption of all obligations of Tenant hereunder.  Regardless of whether or not an assignee or sublessee executes and delivers any documentation to Landlord pursuant to the preceding sentence, any assignee or sublessee shall be deemed to have automatically attorned to Landlord in the event of any termination of this Lease.  If this Lease is assigned, or if the Premises (or any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord or Agent may (without prejudice to, or waiver of its rights), collect Rent from the assignee, subtenant or occupant.  In the event of an assignment of this Lease and the payment of consideration from the assignee to the Tenant in connection therewith, 50% of such consideration (after deducting Tenant’s actual cost of such assignment or subletting) shall be paid to Landlord.  With respect to the allocable portion of the Premises sublet, in the event that the total rent and any other considerations received under any sublease by Tenant is greater than (on a pro rata and proportionate basis) the total Rent required to be paid, from time to time, under this Lease, Tenant shall pay to Landlord fifty percent (50%) of such excess as received from any subtenant and such amount shall be deemed a component of the Additional Rent.

9.           COMPLIANCE WITH LAWS.

9.1.           Compliance with Laws.  Tenant shall, at its sole expense (regardless of the cost thereof), comply with all local, state and federal laws, rules, regulations and requirements now or hereafter in force and all judicial and administrative decisions in connection with the enforcement thereof (collectively, “Laws”), whether such Laws (a) pertain to either or both of the Premises and Tenant’s use and occupancy thereof; (b) concern or address matters of an environmental nature; (c) require the making of any structural, unforeseen or extraordinary changes; and (d) involve a change of policy on the part of the body enacting the same, including, in all instances described in (a) through (d), but not limited to, the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.).  If any license or permit is required for the conduct of Tenant’s business in the Premises, Tenant, at its expense, shall procure such license prior to the Commencement Date, and shall maintain such license or permit in good standing throughout the Term.  Tenant and Landlord shall give prompt notice to the other party of any written notice it receives of the alleged violation of any Law or requirement of any governmental or administrative authority with respect to either or both of the Premises and the use or occupation thereof.  Landlord warrants that, as of the date that Landlord executes this Lease, to Landlord’s knowledge, Landlord has not received any notice indicating either the Building or the Premises is/are in violation of any Law or restrictive covenant affecting the Building and the Premises.  As used herein, “Landlord’s knowledge” or words of similar import shall refer only to the actual (as opposed to deemed, imputed or constructive) knowledge of Jeffrey Thomas and Max Wilder without inquiry and, notwithstanding any fact or circumstance to the contrary, shall not be construed to refer to the knowledge of any other person or entity. Notwithstanding the foregoing, Landlord shall be obligated to repair and violations of any Laws that existed prior to the Effective Date of the Lease and was not a result of the Tenant Improvements or otherwise caused by Tenant or any Tenant Parties, provided that Tenant must provide written notice to Landlord of any such violation prior to December 31, 2008.

9.2.           Hazardous Materials.  If, at any time or from time to time during the Term (or any extension thereof), any Hazardous Material (defined below) is generated, transported, stored, used, treated or disposed of at, to, from, on or in the Premises by, or as a result of any act or omission of, any or all of Tenant and any or all of Tenant Parties (defined below): (i) Tenant shall, at its own cost, at all times comply (and cause all others to comply) with all Laws relating to Hazardous Materials, and Tenant shall further, at its own cost, obtain and maintain in full force and effect at all times all permits and other approvals required in connection therewith; (ii) Tenant shall promptly provide Landlord or Agent with complete copies of all communications, permits or agreements with, from or issued by any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, or placement of Hazardous Materials on or in the Premises or any portion of the Premises, or the generation, transportation, storage, use, treatment, or disposal at, on, in or from the Premises, of any Hazardous Materials; (iii) Landlord, Agent and their respective agents and employees shall have the right to either or both (x) enter the Premises and (y) conduct appropriate tests, at Tenant’s expense, for the purposes of ascertaining Tenant’s compliance with all applicable Laws or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of the Premises; and (iv) upon written request by Landlord or Agent, Tenant shall cause to be performed, and shall provide Landlord with the results of reasonably appropriate tests of air, water or soil to demonstrate that Tenant complies with all applicable Laws or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of the Premises.  This Section 9.2 does not authorize the generation, transportation, storage, use, treatment or disposal of any Hazardous Materials at, to, from, on or in the Premises in contravention of this Section 9.  Tenant covenants to investigate, clean up and otherwise remediate, at Tenant’s sole expense, any release of Hazardous Materials caused, contributed to, or created by any or all of (A) Tenant and (B) any or all of Tenant’s officers, directors, members, managers, partners, invitees, agents, employees, contractors or representatives (collectively, “Tenant Parties”) during the Term.  Such investigation and remediation shall be performed only after Tenant has obtained Landlord’s prior written consent; provided, however, that Tenant shall be entitled to respond (in a reasonably appropriate manner) immediately to an emergency without first obtaining such consent.  All remediation shall be performed in strict compliance with Laws and to the reasonable satisfaction of Landlord.  Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Premises without first obtaining Landlord’s written consent (which consent may be given or withheld in Landlord’s sole, but reasonable, discretion) and affording Landlord the reasonable opportunity to participate in any such proceedings.  As used herein, the term, “Hazardous Materials,” shall mean any waste, material or substance (whether in the form of liquids, solids or gases, and whether or not airborne) that is or may be deemed to be or include a pesticide, petroleum, asbestos, polychlorinated biphenyl, radioactive material, urea formaldehyde or any other pollutant or contaminant that is or may be deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or that presents a risk to public health or to the environment, and that is or becomes regulated by any Law.  The undertakings, covenants and obligations imposed on Tenant under this Section 9.2 shall survive the termination or expiration of this Lease.  Landlord acknowledges and agrees that, as part of the Tenant Improvements, Tenant will be installing an ammonia-based refrigeration system into the Premises (the “Refrigeration System”) and, as long as the Refrigeration System complies with any and all applicable governmental rules and regulations and the terms of this Section 9.2, the presence of the Refrigeration System at the Premises shall not be an Event of Default (hereinafter defined) by Tenant.  Notwithstanding anything to the contrary contained herein, the Tenant shall be solely responsible for causing the Refrigeration System to comply with any and all applicable governmental rules and regulations and the terms of this Section 9.2.

10.           INSURANCE.

10.1.           Insurance to be Maintained by Landlord.  Landlord shall maintain:  (a) a commercial property insurance policy covering the Premises (at its full replacement cost), but excluding Tenant’s personal property; (b) commercial general public liability insurance covering Landlord for claims arising out of liability for bodily injury, death, personal injury, advertising injury and property damage occurring in and about the Premises and otherwise resulting from any acts and operations of Landlord, its agents and employees; (c) rent loss insurance; and (d) any other insurance coverage deemed appropriate by Landlord or required by Landlord’s lender.  All of the coverages described in (a) through (d) shall be determined from time to time by Landlord, in its sole discretion.  All insurance maintained by Landlord shall be in addition to and not in lieu of the insurance required to be maintained by the Tenant.

10.2.           Insurance to be Maintained by Tenant.  Tenant shall purchase, at its own expense, and keep in force at all times from and after the date of this Lease, the policies of insurance set forth below (collectively, “Tenant’s Policies”).  All Tenant’s Policies shall (a) be issued by an insurance company with a Best’s rating of A or better and otherwise reasonably acceptable to Landlord and shall be licensed to do business in the state in which the Premises is located; (b) provide that said insurance shall not be canceled or materially modified unless 30 days’ prior written notice shall have been given to Landlord; (c) provide for deductible amounts that are reasonably acceptable to Landlord (and its lender, if applicable) and (d) otherwise be in such form, and include such coverages, as Landlord may reasonably require.  The Tenant’s Policies described in (i) and (ii) below shall (1) provide coverage on an occurrence basis; (2) name Landlord (and its lender, if applicable) as an additional insured; (3) provide coverage, to the extent insurable, for the indemnity obligations of Tenant under this Lease; (4) contain a separation of insured parties provision; (5) be primary, not contributing with, and not in excess of, coverage that Landlord may carry; and (6) provide coverage with no exclusion for a pollution incident arising from a hostile fire. All Tenant’s Policies (or, at Landlord’s option, Certificates of Insurance and applicable endorsements, including, without limitation, an "Additional Insured-Managers or Landlords of Premises" endorsement) shall be delivered to Landlord prior to the Commencement Date and renewals thereof shall be delivered to Landlord’s notice addresses at least 30 days prior to the applicable expiration date of each Tenant’s Policy.  In the event that Tenant fails, at any time or from time to time, to comply with the requirements of the preceding sentence and such failure continues for five (5) days after written notice from Landlord,  Landlord may (i) order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand, as Additional Rent or (ii) impose on Tenant, as Additional Rent, a monthly delinquency fee, for each month during which Tenant fails to comply with the foregoing obligation, in an amount equal to five percent (5%) of the monthly Base Rent then in effect.  Tenant shall give prompt notice to Landlord and Agent of any bodily injury, death, personal injury, advertising injury or property damage occurring in and about the Premises.

Tenant shall purchase and maintain, throughout the Term, a Tenant’s Policy(ies) of (i) commercial general or excess liability insurance, including personal injury and property damage, in the amount of not less than $2,000,000.00 per occurrence, and $5,000,000.00 annual general aggregate, per location (such limits may be provided through a combination or primary and excess policies); (ii) comprehensive automobile liability insurance covering Tenant against any personal injuries or deaths of persons and property damage based upon or arising out of the ownership, use, occupancy or maintenance of a motor vehicle at the Premises and all areas appurtenant thereto in the amount of not less than $1,000,000, combined single limit; (iii) commercial property insurance covering Tenant’s personal property; and (iv) workers’ compensation insurance per the applicable state statutes covering all employees of Tenant.

10.3.           Waiver of Subrogation.  Notwithstanding anything to the contrary in this Lease, Landlord and Tenant mutually waive their respective rights of recovery against each other and each other’s officers, directors, constituent partners, members, agents and employees, and (to the extent such parties waive their rights of subrogation against Tenant) Tenant further waives such rights against (a) each lessor under any ground or underlying lease encumbering the Premises and (b) each lender under any mortgage or deed of trust or other lien encumbering the Premises (or any portion thereof or interest therein), to the extent any loss is insured against or required to be insured against under this Lease, including, but not limited to, losses, deductibles or self-insured retentions covered by Landlord’s or Tenant’s commercial property, general liability, automobile liability or workers’ compensation policies described above,  This provision is intended to waive, fully and for the benefit of each party to this Lease, any and all rights and claims that might give rise to a right of subrogation by any insurance carrier.  Each party shall cause its respective insurance policy(ies) to be endorsed to evidence compliance with such waiver.

11.           ALTERATIONS.  Tenant may, from time to time, at its expense, make alterations or improvements in and to the Premises (hereinafter collectively referred to as “Alterations”; provided that this term shall not apply to the Tenant Improvements, which are governed by other provisions), provided that Tenant first obtains the written consent of Landlord, which shall not be unreasonably withheld, delayed or conditioned. All of the following shall apply with respect to all Alterations:  (a) the Alterations are non-structural and the structural integrity of the Premises shall not be affected; (b) the proper functioning of the mechanical, electrical, heating, ventilating, air-conditioning (“HVAC”), sanitary and other service systems of the Premises shall not be adversely affected; and (c) Tenant shall have appropriate insurance coverage, reasonably satisfactory to Landlord, regarding the performance and installation of the Alterations.  Additionally, before proceeding with any Alterations, Tenant shall (i) at Tenant’s expense, obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations; (ii) if Landlord’s consent is required for the planned Alteration, submit to Landlord, for its written approval, working drawings, plans and specifications and all permits for the work to be done and Tenant shall not proceed with such Alterations until it has received Landlord’s approval (if required), , which shall not be unreasonably withheld, delayed or conditioned, and which shall be given or declined within ten (10) business days.  If Landlord declined to give its consent Landlord shall provide the reasons with reasonably specificity, and Tenant may resubmit a request for approval which addresses such reasons, which shall again but subject to the above-referenced 10-day provision; and (iii) cause any contractors or others engaged to perform the Alterations to deliver to Landlord certificates of insurance (in a form reasonably acceptable to Landlord) evidencing policies of commercial general liability insurance (providing the same coverages as required in Section 10 above) and workers’ compensation insurance.  Such insurance policies shall satisfy the obligations imposed under Section 10.  Tenant shall cause the Alterations to be performed in compliance with all applicable permits, Laws and requirements of public authorities, and any other reasonably restrictions that Landlord may impose on the Alterations.  Tenant shall cause the Alterations to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Premises established by Landlord.  With respect to any and all Alterations for which Landlord’s consent is required, Tenant shall provide Landlord with “as built” plans, copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers.  If Landlord’s consent to any Alterations is required, and Landlord provides that consent, then at the time Landlord so consents, Landlord shall also advise Tenant whether or not Landlord shall require that Tenant remove such Alterations at the expiration or termination of this Lease.

12.           LANDLORD’S AND TENANT’S PROPERTY.  All fixtures, machinery, equipment, improvements and appurtenances built into the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord (the “Landlord’s Property”), without compensation or credit to Tenant; and shall not be removed by Tenant at the Expiration Date unless Landlord requires their removal (including, but not limited to, Alterations pursuant to Section 10.3).  Further, any personal property in the Premises on the Commencement Date, movable or otherwise, unless installed and paid for by Tenant, shall also constitute Landlord’s Property and shall not be removed by Tenant.  Notwithstanding the foregoing, the Tenant Improvements shall not constitute Landlord’s Property.  In no event shall Tenant remove any of the following materials or equipment without Landlord’s prior written consent (which consent may be given or withheld in Landlord’s sole discretion):  any power wiring or power panels, lighting or lighting fixtures, wall or window coverings, carpets or other floor coverings, heaters, air conditioners or any other HVAC equipment, fencing or security gates, or other similar building operating equipment and decorations. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant’s personal property and any Alterations that Landlord requires be removed pursuant to Section 10.3, and Tenant shall repair (to Landlord’s reasonable satisfaction) any damage to the Premises resulting from either or both of such installation and removal.  Any other items of Tenant’s personal property that remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord’s sole and absolute discretion and without accountability, at Tenant’s expense.  Notwithstanding the foregoing, if Tenant is in default beyond any applicable cure period provided herein and under the terms of this Lease, Tenant may remove Tenant’s personal property from the Premises only upon the express written direction of Landlord.  The foregoing sentence shall not apply to Tenant’s inventory.

13.           REPAIRS AND MAINTENANCE.

13.1.           Tenant Responsibilities.  Tenant acknowledges that, with full awareness of its obligations under this Lease, Tenant has accepted the condition, state of repair and appearance of the Premises.  Except for events of damage, destruction or casualty to the Premises (as addressed in Section 18 below), Tenant agrees that, at its sole expense, it shall put, keep and maintain the Premises, including any Alterations and any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto or thereon, in a good and safe condition, repair and appearance (collectively, the “Required Condition”) and shall make all repairs and replacements necessary therefore.  Without limiting the foregoing, Tenant shall promptly make all structural and nonstructural, foreseen and unforeseen, ordinary and extraordinary changes, replacements and repairs of every kind and nature, and correct any patent or latent defects in the Premises, which may be required to put, keep and maintain the Premises in the Required Condition.  Tenant will keep the Premises orderly and free and clear of rubbish.  Tenant covenants to perform or observe all terms, covenants and conditions of any easement, restriction, covenant, declaration or maintenance agreement (collectively, “Easements”) to which the Premises are currently subject or become subject pursuant to this Lease, whether or not such performance is required of Landlord under such Easements, including, without limitation, payment of all amounts due from Landlord or Tenant (whether as assessments, service fees or other charges) under such Easements.  Each party shall deliver to the other party promptly, but in no event later than five (5) business days after receipt thereof, copies of all written notices received from any party thereto regarding the non-compliance of the Premises or Landlord’s or Tenant’s performance of obligations under any Easements.  Tenant shall, at its expenses, use reasonable efforts to enforce compliance with any Easements benefiting the Premises by any other person or entity or property subject to such Easement. Landlord shall not be required to maintain, repair or rebuild, or to make any alterations, replacements or renewals of any nature to the Premises, or any part thereof, whether ordinary or extraordinary, structural or nonstructural, foreseen or not foreseen, or to maintain the Premises or any part thereof in any way or to correct any patent or latent defect therein.  Tenant hereby expressly waives any right to make repairs at the expense of Landlord which may be provided for in any Law in effect at the Effective Date of the Lease or that may thereafter be enacted.  If Tenant shall vacate or abandon the Premises, it shall give Landlord immediate written notice thereof. Notwithstanding anything to the contrary contained herein, Landlord shall be responsible for the lawn care and landscaping and Tenant shall be solely responsible, at Tenant’s sole cost, for snow removal at the Premises and maintenance of the fire maintenance systems of the Premises.

13.2.           HVAC Maintenance Contract.  Tenant shall also maintain, in full force and effect, a preventative maintenance and service contract with a reputable service provider for maintenance of any of the HVAC systems of the Premises (the “HVAC Maintenance Contract”).  The terms and provisions of any such HVAC Maintenance Contract shall require that the service provider maintain the Premises’ HVAC system in accordance with the manufacturer’s recommendations and otherwise in accordance with normal, customary and reasonable practices in the geographic area in which the Premises is located and for HVAC systems comparable to the Premises’ HVAC system. Within 30 days following the Commencement Date, Tenant shall procure and deliver to Landlord the HVAC Maintenance Contract for any HVAC systems currently existing. In the event Tenant installs any additional HVAC systems at the Premises, Tenant shall obtain a HVAC Maintenance Contract for such HVAC systems.  Thereafter, Tenant shall provide to Landlord a copy of renewals or replacements of such HVAC Maintenance Contract no later than 30 days prior to the then-applicable expiry date of the existing HVAC Maintenance Contract.  If Tenant fails to timely deliver to Landlord the HVAC Maintenance Contract (or any applicable renewal or replacement thereof), then Landlord shall have the right to contract directly for the periodic maintenance of the HVAC systems in the Premises and to charge the cost thereof back to Tenant as Additional Rent.

14.           UTILITIES.  Tenant shall purchase all utility services and shall provide for scavenger, cleaning and extermination services.  Tenant shall pay the utility charges for the Premises directly to the utility or municipality providing such service, all charges shall be paid by Tenant before they become delinquent.  Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services.  Tenant’s use of electrical energy in the Premises shall not, at any time, exceed the capacity of either or both of (x) any of the electrical conductors and equipment in or otherwise servicing the Premises; and (y) the HVAC systems of the Premises.

15.           INVOLUNTARY CESSATION OF SERVICES.  Landlord reserves the right, without any liability to Tenant and without affecting Tenant’s covenants and obligations hereunder, to stop service of any or all of the HVAC, electric, sanitary, elevator (if any), and other systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of (i) accidents, emergencies, strikes, or (ii) any other cause beyond Landlord’s reasonable control, if and only if all of such stoppages are believed to be, in Landlord’s discretion, absolutely necessary to effect any repairs to the Premises or if Landlord is requested or required by any governmental or quasi-governmental authority to stop such services.  Further, it is also understood and agreed that Landlord or Agent shall have no liability or responsibility for a cessation of services to the Premises that occurs as a result of causes beyond Landlord’s or Agent’s reasonable control.  No such interruption of service shall be deemed an eviction or disturbance of Tenant’s use and possession of the Premises or any part thereof, or render Landlord or Agent liable to Tenant for damages, or relieve Tenant from performance of Tenant’s obligations under this Lease, including, but not limited to, the obligation to pay Rent; provided, however, that if any interruption of services persists for a period in excess of five (5) consecutive business days Tenant shall, as Tenant’s sole remedy, be entitled to a proportionate abatement of Rent to the extent, if any, of any actual loss of use of the Premises by Tenant.

16.           LANDLORD’S RIGHTS.  Landlord, Agent and their respective agents, employees and representatives shall have the right to enter and/or pass through the Premises at any time or times upon reasonable prior notice (except in the event of emergency) to examine and inspect the Premises and to show them to actual and prospective lenders, prospective purchasers or mortgagees of the Premises or providers of capital to Landlord and its affiliates; and in connection with the foregoing, to install a sign at or on the Premises to advertise the Premises for lease or sale; during the period of six months prior to the Expiration Date (or at any time, if Tenant has vacated or abandoned the Premises or is otherwise in default under this Lease), Landlord and its agents may exhibit the Premises to prospective tenants.  Additionally, Landlord and Agent shall have the following rights with respect to the Premises, exercisable without notice to Tenant, without liability to Tenant, and without being deemed an eviction or disturbance of Tenant’s use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent:  (i) to have pass keys, access cards, or both, to the Premises; and (ii) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises for more than 30 consecutive days or without notice to Landlord of Tenant’s intention to reoccupy the Premises.

17.           NON-LIABILITY AND INDEMNIFICATION.

17.1.           Non-Liability.  None of Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss; provided, however, that the preceding limitation shall not be construed to limit or negate Landlord’s obligations under Section 17.3 below.  In the event that Landlord’s indemnity under Section 17.3 is applicable, it shall apply only as and to the specific extent expressly provided in Section 17.3.  Further, none of Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant (a) for any damage caused by other persons in, upon or about the Premises, or caused by operations in construction of any public or quasi-public work; (b) for consequential or indirect damages, including those purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant; (c) for any defect in the Premises; or (d) for injury or damage to person or property caused by fire, or theft, or resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Premises, or from the pipes, appliances or plumbing work of the same.

17.2.           Tenant Indemnification.  Except in the event of, and to the extent of, Landlord’s negligence, sole negligence or willful misconduct, Tenant hereby indemnifies, defends, and holds Landlord, Agent, Landlord’s members and their respective affiliates, owners, partners, members, directors, officers, agents and employees (collectively, “Landlord Indemnified Parties”) harmless from and against any and all Losses (defined below) arising from or in connection with any or all of:  (a) the conduct or management of the Premises or any business therein, or any work or Alterations done, or any condition created by any or all of Tenant and Tenant Parties in or about the Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant has possession of, or is given access to the Premises; (b) any act, omission or negligence of any or all of Tenant and Tenant Parties; (c) any accident, injury or damage whatsoever occurring in, at or upon the Premises and caused by any or all of Tenant and Tenant Parties; (d) any breach by Tenant of any or all of its warranties, representations and covenants under this Lease; (e) any actions necessary to protect Landlord’s interest under this Lease in a bankruptcy proceeding or other proceeding initiated by or against Tenant under the Bankruptcy Code; (f) the creation or existence of any Hazardous Materials in, at, on or under the Premises, if and to the extent brought to the Premises or caused by Tenant or any party within Tenant’s control; and (g) any violation or alleged violation by any or all of Tenant and Tenant Parties of any Law (collectively, “Tenant’s Indemnified Matters”).  In case any action or proceeding is brought against any or all of Landlord and the Landlord Indemnified Parties by reason of any of Tenant’s Indemnified Matters, Tenant, upon notice from any or all of Landlord, Agent or any Superior Party (defined below), shall resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord.  The term “Losses” shall mean all claims, demands, expenses, actions, judgments, damages (actual, but not consequential), penalties, fines, liabilities, losses of every kind and nature, suits, administrative proceedings, costs and fees, including, without limitation, attorneys’ and consultants’ reasonable fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity.  The provisions of this Section 17.2 shall survive the expiration or termination of this Lease.

17.3.           Landlord Indemnification.  Landlord hereby indemnifies, defends and holds Tenant harmless from and against any and all Losses actually suffered or incurred by Tenant as the sole and direct result of any negligent, willful or intentional acts or omissions of any or all of Landlord, Agent and any parties within the direct and sole control of either or both of Landlord and Agent.  Notwithstanding anything to the contrary set forth in this Lease, however, in all events and under all circumstances, the liability of Landlord to Tenant, whether under this Section 17.3 or any other provision of this Lease, shall be limited to the interest of Landlord in the Premises, and Tenant agrees to look solely to Landlord’s interest in the Premises for the recovery of any judgment or award against Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.  The provisions of this Section 17.3 shall survive the expiration or termination of this Lease.

17.4.           Force Majeure.  Each of the obligations of Tenant (except the obligation to pay Rent and the obligation to maintain insurance, and provide evidence thereof, in accordance with Section 10.2) and each of the obligations of Landlord, shall be excused, and neither Landlord nor Tenant shall have any liability whatsoever to the other, to the extent that any failure to perform, or delay in performing such obligation arises out of either or both of (a) any labor dispute, governmental preemption of property in connection with a public emergency or shortages of fuel, supplies, or labor, or any other cause, whether similar or dissimilar, beyond Landlord’s or Tenant’s, as the case may be, reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason of any requirement, act or omission of any public utility or others serving the Premises, beyond Landlord’s or Tenant’s, as the case may be, reasonable control.

18.           DAMAGE OR DESTRUCTION.

18.1.           Notification and Repair; Rent Abatement.  Tenant shall give prompt notice to Landlord and Agent of (a) any fire or other casualty to the Premises, and (b) any damage to, or defect in, any part or appurtenance of the Premises’ sanitary, electrical, HVAC, or other systems.  In the event that, as a result of Tenant’s failure to promptly notify Landlord pursuant to the preceding sentence, Landlord’s insurance coverage is compromised or adversely affected, then Tenant is and shall be responsible for the payment to Landlord of any insurance proceeds that Landlord’s insurer fails or refuses to pay to Landlord as a result of the delayed notification.  Subject to the provisions of Section 18.2 below, if the Premises is damaged by fire or other insured casualty, Landlord shall repair (or cause Agent to repair) the damage and restore and rebuild the Premises (except Tenant’s personal property) with reasonable dispatch after the adjustment of the insurance proceeds attributable to such damage.  Landlord (or Agent, as the case may be) shall use its diligent, good faith efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant’s use and occupancy of the Premises, but Landlord or Agent shall not be required to do such repair or restoration work except during normal business hours of business days.  Provided that any damage to the Premises is not caused by, or is not the result of acts or omissions by, any or all of Tenant and Tenant Parties, if the Premises are partially damaged by fire or other casualty, the Rent shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant.

18.2.           Total Destruction.  If the Premises shall be totally destroyed by fire or other casualty, or if the Premises shall be so damaged by fire or other casualty that (in the reasonable opinion of a reputable contractor or architect designated by Landlord):  (i) its repair or restoration requires more than one hundred eighty (180) days or (ii) such repair or restoration requires the expenditure of more than fifty percent (50%) of the full insurable value of the Premises immediately prior to the casualty, Landlord and Tenant shall each have the option to terminate this Lease (by so advising the other, in writing) within ten (10) days after said contractor or architect delivers written notice of its opinion to Landlord and Tenant, but in all events prior to the commencement of any restoration of the Premises by Landlord.  Additionally, if the damage (x) is less than the amount stated in (ii) above, but more than ten percent (10%) of the full insurable value of the Premises; and (y) occurs during the last two years of Lease Term, then Landlord, but not Tenant, shall have the option to terminate this Lease pursuant to the notice and within the time period established pursuant to the immediately preceding sentence.  In the event of a termination pursuant to either of the preceding two (2) sentences, the termination shall be effective as of the date upon which either Landlord or Tenant, as the case may be, receives timely written notice from the other terminating this Lease pursuant to the preceding sentence.  If neither Landlord nor Tenant timely delivers a termination notice, this Lease shall remain in full force and effect.  Notwithstanding the foregoing, if (A) any holder of a mortgage or deed of trust encumbering the Premises or landlord pursuant to a ground lease encumbering the Premises (collectively, “Superior Parties”) or other party entitled to the insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Premises, or (B) the issuer of any commercial property insurance policies on the Premises fails to make available to Landlord sufficient proceeds for restoration of the Premises, then Landlord may, at Landlord’s sole option, terminate this Lease by giving Tenant written notice to such effect within thirty (30) days after Landlord receives notice from the Superior Party or insurance company, as the case may be, that such proceeds shall not be made available, in which event the termination of this Lease shall be effective as of the date Tenant receives written notice from Landlord of Landlord’s election to terminate this Lease.  Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of repairs and restoration.  For purposes of this Section 18.2 only, “full insurable value” shall mean replacement cost, less the cost of footings, foundations and other structures below grade.

19.           EMINENT DOMAIN.  If the whole, or any substantial (as reasonably determined by Landlord) portion, of the Premises is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof, and such taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate effective when the physical taking of said Premises occurs.  If less than a substantial portion of the Premises is so taken or condemned, or if the taking or condemnation is temporary (regardless of the portion of the Premises affected), this Lease shall not terminate, but the Rent payable hereunder shall be proportionally abated to the extent of any actual loss of use of the Premises by Tenant.  Landlord shall be entitled to any and all payment, income, rent or award, or any interest therein whatsoever, which may be paid or made in connection with such a taking or conveyance, and Tenant shall have no claim against Landlord for the value of any unexpired portion of this Lease.  Notwithstanding the foregoing, any compensation specifically and independently awarded to Tenant for loss of business or goodwill, or for its personal property, shall be the property of Tenant.

20.           SURRENDER AND HOLDOVER.  On the last day of the Term, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises:  (a) Tenant shall quit and surrender the Premises to Landlord “broom-clean” (as defined by Exhibit E attached hereto and incorporated herein by reference), and in a condition that would reasonably be expected with normal and customary use in accordance with prudent operating practices and in accordance with the covenants and requirements imposed under this Lease, subject only to ordinary wear and tear (as is attributable to deterioration by reason of time and use, in spite of Tenant’s reasonable care) and such damage or destruction as Landlord is required to repair or restore under this Lease; provided, however, Tenant shall remove all of the Tenant Improvements and restore the Premises to a dry, shell condition, including without limitation, the removal of the Refrigeration Systems and structures (provided, however, the floors of the freezer, cooler and/or cold dock areas may remain so long as there is no evidence of heaving or buckling and the floor load is equal to or exceeds the design parameters of the rest of the warehouse floor), lawfully disposing of any and all of the ammonia or other chemicals that supply the Refrigeration System (in accordance with any and all applicable laws), returning the sprinklers to their original condition and capping any and all floor piping; (b) Tenant shall remove all of Tenant’s personal property therefrom, except as otherwise expressly provided in this Lease; and (c) Tenant shall surrender to Landlord any and all keys, access cards, computer codes or any other items used to access the Premises.  Landlord shall be permitted to inspect the Premises in order to verify compliance with this Section 20 at any time prior to (x) the Expiration Date, (y) the effective date of any earlier termination of this Lease, or (z) the surrender date otherwise agreed to in writing by Landlord and Tenant.  The obligations imposed under the first sentence of this Section 20 shall survive the termination or expiration of this Lease.  If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant’s right to possession:  (i)  Tenant shall be deemed a tenant-at-will;  (ii) Tenant shall pay 150% of the aggregate of all Rent last prevailing hereunder, and also shall pay all actual damages sustained by Landlord, directly by reason of Tenant’s remaining in possession after the expiration or termination of this Lease;  (iii) there shall be no renewal or extension of this Lease by operation of law; and (iv) the tenancy-at-will may be terminated by either party hereto upon 30 days’ prior written notice given by the terminating party to the non-terminating party.  The provisions of this Section 20 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

21.           EVENTS OF DEFAULT.

21.1.           Bankruptcy of Tenant.  It shall be a default by Tenant under this Lease (“Default” or “Event of Default”) if Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any state or federal bankruptcy (including the United States Bankruptcy Code) or insolvency law, or an involuntary petition is filed against Tenant under any state or federal bankruptcy (including the United States Bankruptcy Code) or insolvency law that is not dismissed within ninety (90) days after filing, or whenever a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay its debts as they mature.

21.2.           Default Provisions.  In addition to any Default arising under Section 21.1 above, each of the following shall constitute a Default:  (a) if Tenant fails to pay Rent or any other payment when due hereunder within five days after written notice from Landlord of such failure to pay on the due date; provided, however, that if in any consecutive twelve (12) month period, Tenant shall, on two (2) separate occasions, fail to pay any installment of Rent on the date such installment of Rent is due, then, on the third such occasion and on each occasion thereafter on which Tenant shall fail to pay an installment of Rent on the date such installment of Rent is due, Landlord shall be relieved from any obligation to provide notice to Tenant, and Tenant shall then no longer have a five (5) day period in which to cure any such failure; (b) if Tenant fails, whether by action or inaction, to timely comply with, or satisfy, any or all of the obligations imposed on Tenant under this Lease (other than the obligation to pay Rent) for a period of thirty (30) days after Landlord’s delivery to Tenant of written notice of such default under this Section 21.2(b); provided, however, that if the default cannot, by its nature, be cured within such thirty (30) day period, but Tenant commences and diligently pursues a cure of such default promptly within the initial thirty (30) day cure period, then Landlord shall not exercise its remedies under Section 22 unless such default remains uncured for more than sixty (60) days after the initial delivery of Landlord’s original default notice; and, at Landlord’s election, (c) if Tenant vacates or abandons the Premises during the Term.

22.           RIGHTS AND REMEDIES.

22.1.           Landlord’s Cure Rights Upon Default of Tenant.  If a Default occurs, then Landlord may (but shall not be obligated to) cure or remedy the Default for the account of, and at the expense of, Tenant, but without waiving such Default.

22.2.           Landlord’s Remedies.  In the event of any Default by Tenant under this Lease, Landlord, at its option, may, in addition to any and all other rights and remedies provided in this Lease or otherwise at law or in equity, do or perform any or all of the following:

22.2.1.         Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession to Landlord.  In such event, Landlord shall be entitled to recover from Tenant all of:  (i) the unpaid Rent that is accrued and unpaid as of the date on which this Lease is terminated; (ii) the worth, at the time of award, of the amount by which (x) the unpaid Rent that would otherwise be due and payable under this Lease (had this Lease not been terminated) for the period of time from the date on which this Lease is terminated through the Expiration Date exceeds (y) the amount of such rental loss that the Tenant proves could have been reasonably avoided; and (iii) any other amount necessary to compensate Landlord for all the detriment proximately caused by the Tenant’s failure to perform its obligations under this Lease or which, in the ordinary course of events, would be likely to result therefrom, including but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Landlord in connection with this Lease applicable to the unexpired Term (as of the date on which this Lease is terminated).  The worth, at the time of award, of the amount referred to in provision (ii) of the immediately preceding sentence shall be computed by discounting such amount at the current yield, as of the date on which this Lease is terminated under this Section 22.2.1, on United States Treasury Bills having a maturity date closest to the stated Expiration Date of this Lease, plus one percent per annum.  Efforts by Landlord to mitigate damages caused by Tenant’s Default shall not waive Landlord’s right to recover damages under this Section 22.2.  If this Lease is terminated through any unlawful entry and detainer action, Landlord shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable in such action, or Landlord may reserve the right to recover all or any part of such Rent and damages in a separate suit; or

22.2.2.         Continue the Lease and either (a) continue Tenant’s right to possession or (b) terminate Tenant’s right to possession and in the case of either (a) or (b), recover the Rent as it becomes due.  Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Landlord’s interests shall not constitute a termination of the Tenant’s right to possession; or

22.2.3.         Pursue any other remedy now or hereafter available under the laws of the state in which the Premises are located.

22.2.4.         Without limitation of any of Landlord’s rights in the event of a Default by Tenant, Landlord may also exercise its rights and remedies with respect to any Security under Section 4.3 above.

Any and all personal property of Tenant that may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law may be handled, removed or stored by Landlord at the sole risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof.  Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges for such property of Tenant so long as the same shall be in Landlord’s possession or under Landlord’s control.  Any such property of Tenant not removed from the Premises as of the Expiration Date or any other earlier date on which this Lease is terminated shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant.  Neither expiration or termination of this Lease nor the termination of Tenant’s right to possession shall relieve Tenant from its liability under the indemnity provisions of this Lease.

22.3.           Additional Rights of Landlord.  All sums advanced by Landlord or Agent on account of Tenant under this Section, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest (“Default Interest”) at the rate of five percent (5%) per annum above the “prime” or “reference” or “base” rate (on a per annum basis) of interest publicly announced as such, from time to time, by the JPMorgan Chase Bank, NA, or its successor, from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord’s or Agent’s submission of an invoice therefor.  The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law.

22.4.           Event of Bankruptcy.  In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:  (a) “adequate assurance of future performance” by Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three times the then current Base Rent payable hereunder; (b) any person or entity to which this Lease is assigned, pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment, and any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability; (c) notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as “Rent”, shall constitute “rent” for the purposes of Section 502(b)(6) of the Bankruptcy Code; and (d) if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Base Rent, Additional Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant.  Any and all monies or other considerations constituting Landlord’s property under the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant’s bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

22.5.           WAIVER OF NOTICE UNDER PENNSYLVANIA LANDLORD AND TENANT ACT.  IF PROCEEDINGS ARE COMMENCED BY LANDLORD TO RECOVER POSSESSION UNDER THE ACTS OF ASSEMBLY AND RULES OF CIVIL PROCEDURE, UPON THE EXPIRATION OR EARLIER TERMINATION OF THE TERM, OR FOR NON-PAYMENT OF RENT OR ANY OTHER REASON, TENANT SPECIFICALLY WAIVES THE RIGHT TO THE NOTICES REQUIRED BY THE LANDLORD AND TENANT ACT OF 1951, AS THE SAME MAY BE AMENDED, AND AGREES THAT TEN (10) DAYS' NOTICE SHALL BE SUFFICIENT IN ALL CASES, EXCEPT WHERE OTHERWISE PROVIDED HEREIN.

23.           BROKER.  Tenant covenants, warrants and represents that the broker set forth in Section 1.7(A) was the only broker to represent Tenant in the negotiation of this Lease (“Tenant’s Broker”).  Landlord covenants, warrants and represents that the broker set forth in Section 1.7(B) was the only broker to represent Landlord in the negotiation of this Lease (“Landlord’s Broker”).  Landlord shall be solely responsible for paying the commission of Landlord’s Broker and Tenant’s Broker.  Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder’s fees or claims therefor by a party claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, for any breach of the foregoing.  The foregoing indemnification shall survive the termination or expiration of this Lease.

24.           MISCELLANEOUS.

24.1.           Merger.  All prior understandings and agreements between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties.  No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

24.2.           Notices.  Any notice required to be given by either party pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if (a) personally delivered, or (b) if sent by Federal Express or other comparable commercial overnight delivery service, or (c) sent by certified mail, return receipt requested and postage prepaid addressed (in the case of any or all of (a), (b) and (c) above) to the other party at the addresses set forth below each party’s respective signature block (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made (i) on the day so delivered or (ii) in the case of overnight courier delivery on the first business day after having been deposited with the courier service, and (iii) in the case of certified mail, on the third (3rd) business day after deposit with the U.S. Postal Service, postage prepaid.

24.3.           Non-Waiver.  The failure of either party to insist, in any one or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission.  The receipt and acceptance by Landlord or Agent of Base Rent or Additional Rent with knowledge of any breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

24.4.           Legal Costs.  Any party in breach or default under this Lease (the “Defaulting Party”) shall reimburse the other party (the “Nondefaulting Party”) upon demand for any legal fees and court (or other administrative proceeding) costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered.  Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise.  Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys’ fees and costs, which sum shall be paid by the losing party. Tenant shall pay Landlord’s attorneys’ reasonable fees incurred in connection with Tenant’s request for Landlord’s consent under provisions of this Lease governing assignment and subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord’s consent.

24.5.           Parties Bound.  Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto.  Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord’s ownership interest in the Premises.  In the event of such conveyance and transfer, Landlord’s obligations hereunder shall thereafter be binding upon each transferee (whether Successor Landlord or otherwise).  No obligation of Landlord shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

24.6.           Recordation of Lease.  Tenant shall not record or file this Lease (or any memorandum hereof) in the public records of any county or state.

24.7.           Governing Law; Construction.  This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises is located.  If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law.  The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation.  This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.  Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease.  All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

24.8.           Time.  Time is of the essence for this Lease.  If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Premises is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

24.9.           Authority of Tenant.  Tenant and the person(s) executing this Lease on behalf of Tenant hereby represent, warrant, and covenant with and to Landlord as follows:  the individual(s) acting as signatory on behalf of Tenant is(are) duly authorized to execute this Lease; Tenant has procured (whether from its members, partners or board of directors, as the case may be), the requisite authority to enter into this Lease; this Lease is and shall be fully and completely binding upon Tenant; and Tenant shall timely and completely perform all of its obligations hereunder.

24.10.         WAIVER OF TRIAL BY JURY.  LANDLORD AND TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES.

24.11.         intentionally omitted.

24.12.         Confidential Information.  Tenant and Landlord agree to maintain in strict confidence the economic terms of this Lease and any or all other materials, data and information delivered to or received by any or all of Landlord, Tenant and Tenants’ Parties either prior to or during the Term in connection with the negotiation and execution hereof (the “Confidential Information”); provided, however, Landlord may share any Confidential Information with any of its attorneys, accountants, agents, representatives, and prospective purchasers or lenders of the Property.  The provisions of this Section 24.12 shall survive the termination of this Lease.

24.13.         Submission of Lease.  Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to lease.  This Lease is not effective until execution by and delivery to both Landlord and Tenant.

24.14.         Lien Prohibition.  Tenant shall not permit any mechanics or materialmen’s liens to attach to the Premises.  Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within 30 days after the filing thereof; or, within such thirty (30) day period, Tenant shall provide Landlord, at Tenant’s sole expense, with endorsements (satisfactory, both in form and substance, to Landlord and the holder of any mortgage or deed of trust) to the existing title insurance policies of Landlord and the holder of any mortgage or deed of trust, insuring against the existence of, and any attempted enforcement of, such lien or encumbrance.  In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord, on demand and as Additional Rent under this Lease, for all costs and expenses incurred in connection therewith, together with Default Interest thereon, which expenses shall include reasonable fees of attorneys of Landlord’s choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises.

24.15.         Counterparts.  This Lease may be executed in multiple counterparts, but all such counterparts shall together constitute a single, complete and fully-executed document.

[Signature Pages Follow]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

LANDLORD:

FR YORK PROPERTY HOLDING, LP, a Delaware limited partnership

By:	FR York General Partner, LP, a Delaware limited partnership, its general partner

By:	FR York Second, LLC, a Delaware limited liability company, its general partner

By:	FR York, LLC, a Delaware limited liability company, its sole member

By:	First Industrial Investment, Inc., a Maryland corporation, its sole member

By:	/s/ Richard Czerwinski
Name:	Richard Czerwinski
Its:	National Director Leasing & Asset Management

DATE: __________________________________

TENANT:

UNITED NATURAL FOODS, INC., a Delaware corporation

By:	/s/ Mark E. Shamber
Its:	Vice-President, CFO and Treasurer

Landlord’s Addresses for Notices:	Tenant’s Addresses for Notices:
c/o First Industrial Realty Trust, Inc.	United Natural Foods, Inc.
311 South Wacker Drive, Suite 4000	260 Lake Road
Chicago, Illinois 60606	Dayville, Connecticut 06241
Attn: Executive Vice President-Operations	Attn: Thomas A. Dziki, Vice President

With a copy to:	With a copy (which shall not constitute notice) to:
c/o First Industrial Realty Trust, Inc.	Joseph A. Anesta, Esq.
2780 Commerce Drive, Suite 100	Cameron & Mittleman LLP
Middletown, Pennsylvania 17057	56 Exchange Terrace
Attn: Regional Director	Providence, Rhode Island 02903

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg, LLP
200 West Madison Street, Suite 3900
Chicago, Illinois 60606
Attn: Suzanne Bessette-Smith

EXHIBIT A

Premises

ATTACH APPROPRIATE LEGAL DESCRIPTION

A-1

LEASE EXHIBIT B

TENANT OPERATIONS INQUIRY FORM

1.	Name of Company/Contact_______________________________________________________________________

2.	Address/Phone________________________________________________________________________________
____________________________________________________________________________________________

3.	Provide a brief description of your business and operations: ______________________________________________
____________________________________________________________________________________________
____________________________________________________________________________________________
____________________________________________________________________________________________
____________________________________________________________________________________________

4.	Will you be required to make filings and notices or obtain permits as required by Federal and/or State regulations for the operations at the proposed facility? Specifically:

a. SARA Title III Section 312 (Tier II) reports                                                                                                YES           NO
(> 10,000lbs. of hazardous materials STORED at any one time)

b. SARA Title III Section 313 (Tier III) Form R reports                                                                                 YES           NO
(> 10,000lbs. of hazardous materials USED per year)

c. NPDES or SPDES Stormwater Discharge permit                                                                                        YES           NO
(answer “No” if “No-Exposure Certification” filed)

d. EPA Hazardous Waste Generator ID Number                                                                                           YES           NO

5.           Provide a list of chemicals and wastes that will be used and/or generated at the proposed location. Routine office and cleaning supplies are not included. Make additional copies if required.

Chemical/Waste	Approximate Annual Quantity Used or Generated	Storage Container(s) (i.e. Drums, Cartons, Totes, Bags, ASTs, USTs, etc)

B-1

LEASE EXHIBIT C

Tenant Improvements

This Exhibit C sets forth the rights and obligations of Landlord and Tenant with respect to the construction of the Tenant Improvements.  Capitalized terms used herein, unless otherwise defined in this Exhibit C, shall have the respective meanings ascribed to them in the Lease.  The initial floor plan for the Tenant Improvements is attached hereto as Exhibit C-1.

1.           Tenant Improvements.

Tenant shall engage a duly licensed and reputable contractor (the “Contractor”) to construct and install the Tenant Improvements in the Premises provided for in the Approved Plans (defined below), all at Tenant’s sole cost and expense.

2.           Pre-Construction Activities.

(a)           On or before Tenant commences any work in the Premises, Tenant shall submit the following information and items to Landlord for Landlord's review and approval:

(i)           Certified copies of insurance policies or certificates of insurance as hereinafter described.  Tenant shall not permit the Contractor or any of Tenant’s Contractors to commence work until the required insurance has been obtained and certified copies of policies of insurance or certificates thereof have been delivered to Landlord.

(ii)           The Plans (defined below) for the Tenant Improvements, which Plans shall be subject to Landlord's approval in accordance with Paragraph 2(b) below.

(iii)           All necessary building permits have been applied for and obtained by Tenant.

Tenant will update such information and items by written notice to Landlord of any changes.

(b)           As used herein the term “Approved Plans” shall mean the Plans (defined below), as and when approved in writing by Landlord.  As used herein, the term “Plans” shall mean the full and detailed architectural and engineering plans and specifications covering the Tenant Improvements (including, without limitation, architectural, mechanical and electrical working drawings for the Tenant Improvements).  The Plans shall be subject to Landlord's approval and the approval of all local governmental authorities requiring approval of the Tenant Improvements and the Approved Plans.  Landlord agrees not to unreasonably withhold, delay or condition its approval of said Plans and to provide with reasonable specificity the basis for any disapproval.  If Landlord notifies Tenant that changes are required to the final Plans submitted by Tenant, Tenant shall submit to Landlord, for its approval, the Plans amended in accordance with the changes so required.  The Plans shall also be revised, and the Tenant Improvements shall be changed, all at Tenant's cost and expense, to incorporate any work required in the Premises by any local governmental field inspector.  Landlord's approval of the Plans shall in no way be deemed to be (x) an acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (y) an assurance that work done pursuant to the Approved Plans will comply with all applicable law (or with the interpretations thereof) or satisfy Tenant's objectives and needs.

3.           Change Orders.

All changes to the Approved Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Tenant Improvements.

4.           Standards Of Design and Construction and Conditions of Tenant’s Performance.

All Tenant Improvements done in or upon the Premises by Tenant shall be done according to the standards set forth in this Exhibit C, except as the same may be modified in the Approved Plans.

(a)           Tenant's Approved Plans and all design and construction of the Tenant Improvements shall comply with all legal requirements and industry standards, including, but not limited to, requirements of Landlord's fire insurance underwriters.

(b)           Tenant shall use only new, first-class materials in the Tenant Improvements, except where explicitly shown in the Approved Plans. All Tenant Improvements shall be constructed and installed in a good and workmanlike manner.

(c)           Tenant shall permit Landlord to have access to the Premises, and the Tenant Improvements shall be subject to inspection by Landlord and Landlord's architects, engineers, contractors and other representatives, at all times during the period in which the Tenant Improvements is being constructed and installed and following completion of the Tenant Improvements.

Tenant shall impose on and enforce all applicable terms of this Exhibit C against Tenant's architect and the Contractor.

5.           Insurance and Indemnification.

(a)           In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain or cause the Contractor and all subcontractors (collectively, “Tenant’s Contractors”) to secure, pay for and maintain during the continuance of construction and fixturing work within the Premises, insurance in the following minimum coverages and the following minimum limits of liability:

(i)           Worker's Compensation and Employer's Liability Insurance with limits of not less than $500,000.00, or such higher amounts as may be required from time to time by any Employee Benefits Act or other statutes applicable where the work is to be performed, and in any event sufficient to protect Tenant's Contractors from liability under the aforementioned acts.

(ii)           Comprehensive General Liability Insurance (including Contractor's Protective Liability) in commercially reasonable amounts given the scope of the work to be performed by each of Tenant’s Contractors.  Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant's Contractors or by anyone directly or indirectly employed by any of them.

(iii)           Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $500,000.00 for each person in one accident, and $1,000,000.00 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000.00 for each accident.  Such insurance shall insure Tenant's Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant's Contractors, or by anyone directly or indirectly employed by any of them.

(iv)           “All-risk” builder's risk insurance covering the Tenant Improvements to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors to the extent of any insurable interest therein) in the Tenant Improvements and shall insure against the perils of fire and extended coverage and shall include “all-risk” builder's risk insurance for physical loss or damage including, without duplication of coverage, theft vandalism and malicious mischief.  Any loss insured under said “all-risk” builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insureds, as their interests may appear.

All policies (except the worker's compensation policy) shall be endorsed to include Landlord as an additional insured.  The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workmen's compensation policy) to be obtained by Tenant pursuant to this paragraph. The insurance policy endorsements shall also provide that all additional insured parties shall be given thirty (30) days' prior written notice of any reduction, cancellation or non-renewal of coverage (except that ten (10) days' notice shall be sufficient in the case of cancellation for non-payment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Additionally, where applicable. each policy shall contain a cross-liability and severability of interest clause.

(b)           Without limiting the indemnification provisions in the Lease, to the fullest extent permitted by law, Tenant agrees to indemnify, protect, defend and hold harmless Landlord, the parties listed, or required by, the Lease to be named as additional insureds, and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Tenant Improvements or the entry of Tenant or Tenant's Contractors into the Building and the Premises, including, without limitation, mechanics liens, the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant's Contractors, bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees. licensees or others. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.

6.           Lien Waivers.

Tenant shall cause the Contractor and Tenant’s Contractors to provide such contractor's affidavits, partial and final waivers of lien, architect's certificates and any additional documentation (including, without limitation, Contractor’s or Tenant’s Contractor’s personal undertakings) which may be reasonably requested by Landlord.  Upon completion of the Tenant Improvements, Tenant shall furnish Landlord with full and final waivers of liens and contractor's affidavits and statements, in such form as may be reasonably required by Landlord, Landlord's title insurance company and Landlord's construction or permanent lender, if any, from all parties performing labor or supplying materials or services in connection with the Tenant Improvements showing that all of said parties have been compensated in full and waiving all liens in connection with the Premises and Building. Tenant shall submit to Landlord a detailed breakdown of Tenant's total construction costs, together with such evidence of payment as is reasonably satisfactory to Landlord.

7.           Roof Work.

In the event any portion of the Tenant Improvements are to be performed on the roof of the Building (“Roof Work”), Tenant must first obtain Landlord shall written approval of such Roof Work and the proposed manner of such Roof Work, which shall not be unreasonably withheld. The installation of any Roof Work shall be performed by Landlord’s designated contractor(s), and any Roof Work related to roof penetration or patching of the roof shall be undertaken only by Landlord’s designated roofing contractor, all at Tenant’s sole cost and expense. Tenant shall not do or permit anything which would void any warranty of the roof.  Tenant shall not be permitted to have access to the roof of the Building without a representative of Landlord present. Tenant shall also be responsible, at Tenant’s sole cost and expense, for the purchase, installation, maintenance, repair, replacement and removal of the Roof Work and Tenant shall at all times, at Tenant’s sole cost and expense, maintain the Roof Work in good condition and repair utilizing Landlord’s designated contractor(s).  If any utilities or services are required for the operation of the Roof Work , all such utilities and services shall be arranged by Tenant (subject to Landlord’s prior written approval thereof) and shall be at Tenant’s sole cost and expense.  All costs and expenses of whatever nature under this Section 7 shall be borne by Tenant at it’s sole cost and expense. Notwithstanding anything to the contrary contained in this Lease, Tenant shall be solely responsible for any and all damage caused (whether to person or property) by the Roof Work and/or Tenant’s installation, operation, service, maintenance or removal thereof. In the event any provisions of this Lease conflict with or are inconstant with any terms of this Lease, the terms of this Section shall control.

LEASE EXHIBIT D

CONFIRMATION OF COMMENCEMENT DATE

[Date]

[Tenant’s Name and Address]

RE:           [Describe lease, by title and date (the “Lease”); name Landlord and Tenant]

Dear [Name of Contact Person at Tenant]:

This letter shall confirm that the Commencement Date for the above-referenced Lease is [specify Commencement Date].

[Name of Tenant], as Tenant, hereby acknowledges the following:  (i) Tenant is in possession of the Premises (as defined in the Lease); (ii) the Lease is in full force and effect; (iii) Landlord is not in default under the Lease; and (iv) possession of the Premises is accepted by Tenant as having been delivered in accordance with the terms and conditions of the Lease.

Our records indicate the following information for the [Number of square feet comprising Premises] square feet of space:

Commencement Date:	____________________ 200__

Base Rent Commencement Date:	____________________ 200__

Next Monthly Base Rent Due:	____________________ 200__

Operating Expense Commencement Date:	____________________ 200__

Lease Expiration Date:	____________________ 200__

Please sign two (2) copies of this letter in the space provided below acknowledging your agreement with the above and return them to me at my office.  I suggest you attach a copy of this letter to your copy of the Lease.

Thank you again for your cooperation and assistance regarding this matter.  Please contact me at any time should you have questions regarding the lease, building, or any related manner.

Sincerely,	Acknowledged and Agreed to this ___ day of __________________, 20____

[Name] Property Manager	[Name of Tenant] By: ___________________________________ Title: ___________________________________

D-1

LEASE EXHIBIT E

Broom Clean Condition and Repair Requirements

Reasonable wear and tear excepted:

•	All lighting is to be placed into good working order. This includes replacement of bulbs, ballasts, and lenses as needed.

•
All truck doors and dock levelers should be serviced and placed in good operating order (including, but not limited to, overhead door springs, rollers, tracks and motorized door operator).  This would include the necessary (a) replacement of any dented truck door panels, broken panels and cracked lumber, and (b) adjustment of door tension to insure proper operation.  All door panels that are replaced shall be painted to match the building standard.

•	All structural steel columns in the warehouse and office should be inspected for damage, and must be repaired. Repairs of this nature shall be pre-approved by the Landlord prior to implementation.

•
HVAC system shall be in good working order, including the necessary replacement of any parts to return the unit to a well-maintained condition.  This includes, but is not limited to, filters, thermostats, warehouse heaters and exhaust fans.  Upon move-out, Landlord will have an exit inspection performed by a certified mechanical contractor to determine the condition of the HVAC system.

•	All holes in the sheet rock walls shall be repaired prior to move-out. All walls shall be clean.

•
The carpets and vinyl tiles shall be in a clean condition and shall not have any holes or chips in them.  Flooring shall be free of excessive dust, dirt, grease, oil and stains.  Cracks in concrete and asphalt shall be acceptable as long as they are ordinary wear and tear, and are not the result of misuse.

•	Facilities shall be returned in a clean condition, including, but not limited to, the cleaning of the coffee bar, restroom areas, windows, and other portions of the Premises.

•
There shall be no protrusion of anchors from the warehouse floor and all holes shall be appropriately patched.  If machinery/equipment is removed, the electrical lines shall be properly terminated at the nearest junction box.

•	All exterior windows with cracks or breakage shall be replaced. All windows shall be clean.

•	Tenant shall provide keys for all locks on the Premises, including front doors, rear doors, and interior doors.

•	All mechanical and electrical systems shall be left in a safe condition that conforms to code. Bare wires and dangerous installations shall be corrected to Landlord’s reasonable satisfaction.

•	All plumbing fixtures shall be in good working order, including, but not limited to, the water heater. Faucets and toilets shall not leak.

•	All dock bumpers shall be left in place and well-secured.

•	Drop grid ceiling shall be free of excessive dust from lack of changing filters. No ceiling tiles may be missing or damaged.

•	All trash shall be removed from both inside and outside of the building.

•	All signs in front of building and on glass entry door and rear door shall be removed.

E-1

LEASE EXHIBIT F

Signage Plan

See Attached

Site #	UNFI York
Address	225 Cross Farm Lane
City	York
State	PA

ARCO
Design/Build
(770) 541-1700
www.arcodb.com

Strategic Signage

12 Corporate Drive - Clifton Park, New York 12065
518-618-1667 (ext. 214) Office

PRE-PERMIT SIGN INFO

Proj. # - 8371

A.) Project Name:	United Natural Foods, Inc. - UNFI	Date Completed:	8/25/2008
B.) Street Address:	225 Cross Farm Lane		
C.) Town / City / State / Zip:	York, PA - Conewago Township		
D.) Contact for Permit/Zoning:	Fritz Neufeld ctwpfritz@comcast.net		
E.) Contact Telephone:	717-266-2122 Fax: 717-266-2697		
F.) Jurisdiction: City/Town:	Conewago	Address:	490 Copenhaffer Road
or, County of:	York	City, ST Zip:	York, PA 17404

		Yes	No
G.) Zoning Classification for property:	Business (Commercial or Industrial)		
H.) Permit application fee if known:			
I.) Permitting Process time frame:	Approx. 3 weeks		
J.) Is a permit required if only refacing?		☐	☑
K.) Is there a Variance Process?		☑	☐
L.) Is there an Appeal Timeline?	If yes, # of days?	☐	☐
M.) Are temporary or "coming soon" Banners allowed?		☐	☐
N.) Are Freestanding Temporary Signs allowed? (ie. 4' x 8' Coming Soon)		☐	☐
O.) Do Temporary Signs require Permit?		☐	☐
P.) How long can Temporary Signs be up?			

Meetings Requiring SSS Attendance

	Yes	No	Date of Meeting
P.) Planning Board?	☐	☑	
P.) Architectural Review Board?	☐	☑	
P.) Design Review Board?	☐	☑	
P.) Historic Review Committee?	☐	☑	

ATTACHED WALLSIGNS

1.) Formula for calculating wall sign square footage (Max. Sq. Footage - Primary & Secondary signs):	max sq. ft. 50 sf.
2.) Sq Ft allowance for bldg sides / rear:	
3.) Are allowances Transferrable?	
4.) Total # Wall Signs allowed:	1
5.) May Signs be internally illuminated?	Yes ☐ No ☑ List any restrictions under Misc. notes.
6.) Maximum height from top of building sign to ground:	
7.) Special codes regarding Wall signs for this property:	An advertising & business sign must be at least 60 ft. apart.
8.) Special codes regarding storefront building colors:	

MONUMENT SIGNS

1.) Formula for calculating freestanding sign sq. footage (Max Sq Footage- Primary & Secondary signs):	50 sq. ft. (face of sign)		
2.) # M/S Signs allowed:	1	illumination allowed:	
3.) Height Maximum:	no more than 40 ft.	Clearance from grade to sign:	
4.) Set-back of sign from right-of-way or property line:	15 ft.		

DOOR DECALS

5.) Number Allowed:	No Permit for door decal.	Maximum Square Footage:	
6.) Illumination Allowed?		Maximum Height:	
7.) Permit Required?:		Custom Logo Allowed:	

Miscellaneous Notes

Any leased location would require Landlord review and approval prior to submittal to local municipality.

No actual Permit application - MUST use Application for Building Permit/Use Certificate Form 2006 IRC & 2006 IBC

Sign criteria is reported as presented to us as of the "Date Completed". This provider is not responsible for changes in local sign code after the completion date, nor for the review process, interpretations, calculations or fees of local authorities. Where required by local authority, it is understood a permit will be obtained prior to manufacture.

rev: 3/01/05

Page 1 of 1

SIGN 1:

BEFORE

unfi

AFTER

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659.2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	225 Cross Farm Lane
City	York
State	PA
File name	UNFI-York PA-R4

Dwg. No.	N/A
Scale	As Noted
Date	10-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS *TO BE PROVIDED BY OTHERS*

REVISIONS

- R1 / 02-16-09
- R2 / 03-03-09
- R3 / 03-04-09
- R4 / 03-10-09

Project #
N/A

Page 1 of 8

SIGN 2 :

BEFORE

AFTER

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	225 Cross Farm Lane
City	York
State	PA
File name	UNFI-York PA-R4

Dwg. No.	N/A
Scale	As Noted
Date	10-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS *TO BE PROVIDED BY OTHERS*

REVISIONS

R1 / 02-16-09
R2 / 03-03-09
R3 / 03-04-09
R4 / 03-10-09

Project #
N/A

Page 2 of 8

SIGN 3 :

BEFORE

unfi

AFTER

Monument to be installed 15' from Right Of Way.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	225 Cross Farm Lane
City	York
State	PA
File name	UNFI-York PA-R4

Dwg. No.	N/A
Scale	As Noted
Date	10-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS TO BE PROVIDED BY OTHERS

REVISIONS
R1 / 02-16-09
R2 / 03-03-09
R3 / 03-04-09
R4 / 03-10-09

Project #
N/A

Page 3 of 8

SIGN 4 :

BEFORE

AFTER

Proposed
Size: 6' x 5' 6"
Type: 1/8" aluminum plate with 1/8" and 1/4" aluminum letters
OAH: 6'
Total Sq. Ft.: 29.22 (based on center height of 5' 3-3/4")

Monument to be installed 15' from Right Of Way.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI	Dwg. No.	N/A
Address	225 Cross Farm Lane	Scale	As Noted
City	York	Date	10-03-08
State	PA	Designer	EIT
File name	UNFI-York PA-R2	Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS TO BE PROVIDED BY OTHERS

REVISIONS
R1 / 02-16-09
R2 / 03-03-09

Project #
N/A

Page 4 of 8

SIGN 1 :

14'-0 ¾"
11'-2 ½"
4'-0"
9-5/8"
unfi
DRIVEN BY NATURE

Logo Layout:

Scale 1/4" = 1'-0"

GENERAL SPECIFICATIONS:

Scope of Work:

Manufacture and install new cut and painted aluminum letters.

Center justify above doors.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	*UNFI*	Dwg. No.	*N/A*
Address	*225 Cross Farm Lane*	Scale	*As Noted*
City	*York*	Date	*10-03-08*
State	*PA*	Designer	*EIT*
File name	*UNFI-York PA-R4*	Contact	*Jeff M.*

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS *TO BE PROVIDED BY OTHERS*

REVISIONS
R1 / 02-16-09
R2 / 03-03-09
R3 / 03-04-09
R4 / 03-10-09

Project #
N/A

Page 5 of 8

SIGN 2 :

1'-4"
1'-0 ¾"
4-½"
15/16"
unfi
DRIVEN BY NATURE

Logo Layout:

Scale 3" = 1'-0"

GENERAL SPECIFICATIONS:

Scope of Work:

New front door logo decal.

Clean glass and prep substrate for decal application.

Manufacture and install new vinyl logo decal for glass door.
White vinyl letters applied 1st surface.

(2) Sets req'd.

Install one decal as noted in photo. Install second decal on employee entrance. Door location to be verified with Brent Walker, on site.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	225 Cross Farm Lane
City	York
State	PA
File name	UNFI-York PA-R4

Dwg. No.	N/A
Scale	As Noted
Date	10-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS TO BE PROVIDED BY OTHERS

REVISIONS
R1 / 02-16-09
R2 / 03-03-09
R3 / 03-04-09
R4 / 03-10-09

Project #
N/A

Page 6 of 8

SIGN 3 :

5'-6" O.A.W.
6"
6'-0" O.A.H.
4'-5 ½"
1'-4 ½"
4'-7 ½"
1 ½"
1'-0"
5"
3 ½" Typical
unfi
DRIVEN BY NATURE
MAIN
ENTRANCE
FIRST
INDUSTRIAL
1'-0 ⅜"
2 ½"
2'-11 ⅝" Logo
5'-3 ¾" Center height
5 ½"
Vinyl Logo

MONUMENT SIGN ELEVATION **END ELEVATION**

½" = 1'-0"

COLOR SCHEME

- WHITE
- PMS 5535

LEAF LOGO & DOT OVER I TO BE CMYK

BACKGROUND & LETTERS WITH
HIGH GLOSS FINISH

* VINYL APPLIED TO FACE OF LEAVES & DOT
TO ACHIEVE COLOR MATCH.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	225 Cross Farm Lane
City	York
State	PA
File name	UNFI-York PA-R4

Dwg. No.	N/A
Scale	As Noted
Date	10-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS TO BE PROVIDED BY OTHERS

REVISIONS
R1 / 02-16-09
R2 / 03-03-09
R3 / 03-04-09
R4 / 03-10-09

Project #
N/A

Page 7 of 8

SIGN 4 :

5'-6" O.A.W.
6"
6'-0" O.A.H.
4'-5 ½"
1'-4 ½"
4'-7 ½"
1 ½"
1'-0"
5"
3 ½" Typical
unfi
DRIVEN BY NATURE
TRUCK
ENTRANCE
FIRST
INDUSTRIAL
1'-0 ⅞"
2 ½"
2'-11 ⅝" Logo
5'-3 ¾" Center height
5 ½"
Vinyl Logo

MONUMENT SIGN ELEVATION **END ELEVATION**

½" = 1'-0"

COLOR SCHEME

- WHITE
- PMS 5535

LEAF LOGO & DOT OVER I TO BE CMYK

BACKGROUND & LETTERS WITH
HIGH GLOSS FINISH

* VINYL APPLIED TO FACE OF LEAVES & DOT
TO ACHIEVE COLOR MATCH.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	225 Cross Farm Lane
City	York
State	PA
File name	UNFI-York PA-R4

Dwg. No.	N/A
Scale	As Noted
Date	10-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS *TO BE PROVIDED BY OTHERS*

REVISIONS
R1 / 02-16-09
R2 / 03-03-09
R3 / 03-04-09
R4 / 03-10-09

Project #
N/A

Page 8 of 8

O.A.W. LETTER SIGN
O.A.H. LETTER SIGN
X
Y
unfi
DRIVEN BY NATURE

	LETTER SIGN	X	Y
TYPE A	11'-2 ½" H. x 14'-0 ¾" W.	4'-0"	9 ⅝"
TYPE B	8'-5" H. x 10'-6 ½" W.	3'-0"	7 ¼"
TYPE C	5'-7 ¼" H. x 7'-0 ⅜" W.	2'-0"	4 13/16"
TYPE D	3'-10 ⅜" H. x 4'-10 ¼" W.	1'-4"	3 ⅜"

LETTERS LAYOUT :

Scale ¼" = 1'-0"

unfi
DRIVEN BY NATURE

GENERAL SPECIFICATIONS:

SCOPE OF WORK:

REMOVE EXISTING SIGN, CLEAN AREA, PATCH ALL HOLES IN THE SIDING, MATCH EXISTING SURFACE COLOR AS CLOSE AS POSSIBLE.

MANUFACTURE AND INSTALL NEW CUT AND PAINTED ALUMINUM LETTERS. SEE ABOVE FOR DIMENSIONS.

TOP AND CENTER JUSTIFY WITH EXISTING SIGN.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	260 Lake Road
City	Dayville
State	CT
File name	UNFI-Dayville CT-S8371-R4

Dwg. No.	S8371
Scale	As Noted
Date	12-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS *TO BE PROVIDED BY OTHERS*

REVISIONS
R1 / 02-09-09
R2 / 02-23-09
R3 / 02-25-09
R4 / 02-25-09

Project # **S8371**

Page 1 of 5

2"
3
4
5
1
Varies
7
2
6

1. 1/8" FABRICATED ALUMINUM LETTER FACES WITH .080 ALUMINUM RETURNS CMYK FOR LEAVES AND PMS 5535 FOR LETTERS. VINYL APPLIED TO FACE OF LEAVES & DOT TO ACHIEVE COLOR MATCH.
2. ALUMINUM RETURNS FLUSH WITH SMOOTH EDGE OF FACE PAINTED POLYURETHANE. SEMIGLOSS FINISH IN SPECIFIED COLOR.
3. PAN HEAD SCREWS PAINTED TO MATCH RETURNS.
4. CLIP ANGLE.
5. STAINLESS STEEL SCREW MOUNTED WITH EXPANSION SHIELD.
6. EXISTING WALL OR PANEL.
7. CONTINUOUS WELD.

NOTES:
LETTER FACES AND RETURNS ARE THE SAME EXACT COLOR FOR ALL LETTERS IN A SET. THIS DETAIL IS FOR THE LEAVES AND THE UNFI LETTERS.

INDIVIDUAL FABRICATED LETTERS PAINTED

1/4"
1
2
Varies
4
3
5

1. 1/4" SAW PLATE ALUMINUM LETTERS WITH FINELY BELTED EDGES. PAINT FACES AND EDGES POLYURETHANE SEMIGLOSS FINISH IN SPECIFIED COLOR-PMS 5535.
2. ALUMINUM SPACER.
3. STAINLESS STEEL THREADED 1/4" DIAMETER STUD SET IN MASTIC.
4. BACK OF LETTER TO BE DRILLED AND TAPPED.
5. EXISTING WALL OR PANEL.

NOTES:
THIS DETAIL IS FOR "DRIVEN BY NATURE"

INDIVIDUAL PIN LETTERS PAINTED

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	*UNFI*
Address	*260 Lake Road*
City	*Dayville*
State	*CT*
File name	*UNFI-Dayville CT-S8371-R4*

Dwg. No.	*S8371*
Scale	*As Noted*
Date	*12-03-08*
Designer	*EIT*
Contact	*Jeff M.*

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS *TO BE PROVIDED BY OTHERS*

REVISIONS
R1 / 02-09-09
R2 / 02-23-09
R3 / 02-25-09
R4 / 02-25-09

Project #
S8371

Page 2 of 5

unfi
DRIVEN BY NATURE
EMPLOYEE ENTRANCE

GENERAL SPECIFICATIONS:

SCOPE OF WORK:

REMOVE EXISTING SIGN AND ANY MOUNTING POSTS OR BASES.

ADD NEW CONCRETE FOOTINGS / PAD PER SHOP DRAWING.

INSTALL NEW SIGN ON BASE.

FINISH GRADE / LANDSCAPE ANY DISTURBED AREAS.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	260 Lake Road
City	Dayville
State	CT
File name	UNFI-Dayville CT-S8371-R4

Dwg. No.	S8371
Scale	As Noted
Date	12-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS TO BE PROVIDED BY OTHERS

REVISIONS	
R1 / 02-09-09	
R2 / 02-23-09	
R3 / 02-25-09	
R4 / 02-25-09	

Project #
S8371

Page 3 of 5

MONUMENT SIGN ELEVATION (SINGLE SIDED SIGN) | **END ELEVATION**

5'-6"
1/8" ALIMUNINUM TOP FILLER PLATE
1/8" ALUMINUM PLATE FACES
unfi
DRIVEN BY NATURE
EMPLOYEE ENTRANCE
2'-11 5/8"
1'-0 3/8"
2 ½"
4'-7 ½"
3 ½"
6"
4'-5 ½"
5'-3 ¾" Center height
6'-0"
1 ½"
1'-0"
5"
6"
48"x18" SONO TUBES
24" J-BOLTS
18"Wx96"Lx6" THICK CONCRETE PAD
3000 psi CONCRETE

FINISH

BACKGROUND - HIGH GLOSS
LETTERS - HIGH GLOSS

COLOR SCHEME

- WHITE
- LEAF LOGO & TITTLE (DOT OVER I) TO BE CMYK
- PMS 5535

SIGN STRUCTURE MANUFACTURED WITH ALUMINUM PLATE AND ALUMINUM EXTRUSION

unfi
DRIVEN BY NATURE
EMPLOYEE ENTRANCE
1/4" ALUMINUM PLATE
1/8" ALUMINUM PLATE

ADDITIONAL BOTTOM PANELS

TRUCK ENTRANCE
VISITOR ENTRANCE

* VINYL APPLIED TO FACE OF LEAVES & DOT TO ACHIEVE COLOR MATCH.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	260 Lake Road
City	Dayville
State	CT
File name	UNFI-Dayville CT-S8371-R4

Dwg. No.	S8371
Scale	As Noted
Date	12-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS TO BE PROVIDED BY OTHERS

REVISIONS
R1 / 02-09-09
R2 / 02-23-09
R3 / 02-25-09
R4 / 02-26-09

Project #
S8371

Page 4 of 5

1'-4" LOGO
1'-0 ¾" LOGO
unfi
DRIVEN BY NATURE
5'-0" A.F.G.
3'-0" x 7'-0"
Standard door

Typical Door Scale : ¼" = 1'-0"

unfi
OFFICE HOURS

GENERAL SPECIFICATIONS:

SCOPE OF WORK:

REMOVE EXISTING DECAL.

CLEAN & PREP. GLASS SURFACE.

INSTALL NEW DECAL - BOTTOM OF DECAL 5'-0" A.F.G.

Strategic Signage

FLORIDA OFFICE
110 West Reynolds Street
Suite 206
Plant City, FL 33563
P: 813.659.2828
F: 813.659-2842

NEW YORK OFFICE
12 Corporate Drive
Clifton Park, NY 12065
P: 518.618.1667
F: 518.618.1668

Customer	UNFI
Address	260 Lake Road
City	Dayville
State	CT
File name	UNFI-Dayville CT-S8371-R4

Dwg. No.	S8371
Scale	As Noted
Date	12-03-08
Designer	EIT
Contact	Jeff M.

This illustration is a conceptualization of a design presented and is not intended to resolve any engineering, code or fabrication requirements. The information contained in this document is the sole property of Strategic Signage Sourcing, LLC. Any reproduction or use without consent of Strategic Signage Sourcing, LLC. is prohibited.

REQUIRED ELECTRICAL SERVICE TO SIGN LOCATION IS TO BE PROVIDED BY OTHERS

REVISIONS
R1 / 02-09-09
R2 / 02-23-09
R3 / 02-25-09
R4 / 02-25-09

Project # S8371

Page 5 of 5

ADDENDUM 1

RENEWAL OPTION

1.      Tenant shall have the option (“Renewal Option”) to renew this Lease for two (2) consecutive terms of five (5) years each (each, a “Renewal Term”), on all the same terms and conditions set forth in this Lease, except that Base Rent during each Renewal Term shall be equal to Fair Market Rent (as defined in Section 2 below). Tenant shall deliver written notice to Landlord of Tenant’s election to exercise the Renewal Option (“Renewal Notice”) not less than nine (9) months, nor more than twelve (12) months, prior to the expiration date of the original Term or the then-current Renewal Term, as applicable; and if Tenant fails to timely deliver the Renewal Notice to Landlord, then Tenant shall automatically be deemed to have irrevocably waived and relinquished the Renewal Option.

2.       “Fair Market Rent” shall be determined by Landlord, in its sole, but good faith, discretion based upon the annual base rental rates then being charged (as of the date on which Tenant delivers the applicable Renewal Notice) in the industrial market sector of the geographic area where the Building is situated for comparable space (provided, however, that comparable space shall be deemed to be “dry” warehouse space and shall exclude the value of any Tenant improvements) and for a lease term commencing on or about the commencement date of the applicable Renewal Term and equal in duration to the applicable Renewal Term, taking into consideration:  the geographic location, quality and age of the building; the location and configuration of the relevant space within the applicable building; the extent of service to be provided to the proposed tenant thereunder; applicable distinctions between “gross” lease and “net” leases; the creditworthiness and quality of Tenant; leasing commissions; and any other relevant term or condition in making such evaluation, as reasonably determined by Landlord.  In no event, however (and notwithstanding any provision to the contrary in Section 3 below), shall the Fair Market Rent ever be less than the rate of Base Rent in effect as of the expiration date of the original Term or the first Renewal Term, as applicable (the “Renewal Rent Floor”).  Landlord shall notify Tenant of Landlord’s determination of Fair Market Rent for the Renewal Term, in writing (the “Base Rent Notice”) within thirty (30) days after receiving the applicable Renewal Notice.

3.      Tenant shall then have fifteen (15) days after Landlord’s delivery of the Base Rent Notice in which to advise Landlord, in writing (the “Base Rent Response Notice”) whether Tenant (i) is prepared to accept the Fair Market Rent established by Landlord in the Base Rent Notice and proceed to lease the Premises, during the Renewal Term, at that Fair Market Rent; or (ii) elects to withdraw and revoke its Renewal Notice, whereupon the Renewal Option shall automatically be rendered null and void; or (iii) elects to contest Landlord’s determination of Fair Market Rent.  In the event that Tenant fails to timely deliver the Base Rent Response Notice, then Tenant shall automatically be deemed to have elected (i) above.  Alternatively, if Tenant timely elects (ii), then this Lease shall expire on the original expiration date of the initial Term or the then current Renewal Term, as applicable.  If, however, Tenant timely elects (iii), then the following provisions shall apply:

a.
The Fair Market Rent shall be determined by either the Independent Brokers or the Determining Broker, as provided and defined below, but in no event shall the Fair Market Rent be less than the Renewal Rent Floor.

b.
Within fifteen (15) days after Tenant delivers its Base Rent Response Notice, electing (iii), each of Landlord and Tenant shall advise the other, in writing (the “Arbitration Notice”) of both (i) the identity of the individual that each of Landlord and Tenant, respectively, is designating to act as Landlord’s or Tenant’s, as the case may be, duly authorized representative for purposes of the determination of Fair Market Rent pursuant to this Section 3 (the “Representatives”); and (ii) a list of three (3) proposed licensed real estate brokers, any of which may serve as one of the Independent Brokers (collectively, the “Broker Candidates”).  Each Broker Candidate:

i.	shall be duly licensed in the jurisdiction in which the Premises is located;

ii.
shall have at least five (5) years’ experience, on a full-time basis, leasing industrial space (warehouse/distribution/ancillary office) in the same general geographic area as that in which the Premises is located, and at least three (3) of those five (5) years of experience shall have been consecutive and shall have elapsed immediately preceding the date on which Tenant delivers the Renewal Notice; and

Addendum 1-1

iii.
shall be independent and have no then-pending (as of the date Landlord or Tenant designates the broker as a Broker Candidate) brokerage relationship, formal or informal, oral or written, with any or all of Landlord, Tenant, and any affiliates of either or both of Landlord and Tenant (“Brokerage Relationship”), nor may there have been any such Brokerage Relationship at any time during the two (2) year period immediately preceding the broker’s designation, by Landlord or Tenant, as a Broker Candidate.

c.
Within fifteen (15) days after each of Landlord and Tenant delivers its Arbitration Notice to the other, Landlord and Tenant shall cause their respective Representatives to conduct a telephonic meeting at a mutually convenient time.  At that meeting, the two (2) Representatives shall examine the list of six (6) Broker Candidates and shall each eliminate two (2) names from the list on a peremptory basis.  In order to eliminate four (4) names, first, the Tenant’s Representative shall eliminate a name from the list and then the Landlord’s Representative shall eliminate a name therefrom.  The two (2) Representatives shall alternate in eliminating names from the list of six (6) Broker Candidates in this manner until each of them has eliminated two (2) names.  The two (2) Representatives shall immediately contact the remaining two (2) Broker Candidates (the “Independent Brokers”), and engage them, as behalf of Landlord and Tenant, to determine the Fair Market Rent in accordance with the provisions of this Section 3.

d.
The Independent Brokers shall determine the Fair Market Rent within thirty (30) days of their appointment.  Landlord and Tenant shall each make a written submission to the Independent Brokers (no more than ten (10) pages in length, in the aggregate, per submitting party), advising of the rate that the submitting party believes should be the Fair Market Rate, together with whatever written evidence or supporting data that the submitting party desires in order to justify its desired rate of Fair Market Rent; provided, in all events, however, that the aggregate maximum length of each party’s submission shall not exceed ten (10) pages (each such submission package, a “FMR Submission”).  The Independent Brokers shall be obligated to choose one (1) of the parties’ specific proposed rates of Fair Market Rent, without being permitted to effectuate any compromise position.

e.
In the event, however, that the Independent Brokers fail to reach agreement, within twenty (20) days after the date on which both Landlord and Tenant deliver the FMR Submissions to the Independent Brokers (the “Decision Period”), as to which of the two (2) proposed rates of Fair Market Rent should be selected, then, within five (5) days after the expiration of the Decision Period, the Independent Brokers shall jointly select a real estate broker who (x) meets all of the qualifications of a Broker Candidate, but was not included in the original list of six (6) Broker Candidates; and (y) is not affiliated with any or all of (A) either or both of the Independent Brokers and (B) the real estate brokerage companies with which either or both of the Independent Brokers is affiliated (the “Determining Broker”).  The Independent Brokers shall engage the Determining Broker on behalf of Landlord and Tenant (but without expense to the Independent Brokers), and shall deliver the FMR Submissions to the Determining Broker within five (5) days after the date on which the Independent Brokers select the Determining Broker pursuant to the preceding sentence (the “Submission Period”).

f.
The Determining Broker shall make a determination of the Fair Market Rent within twenty (20) days after the date on which the Submission Period expires.  The Determining Broker shall be required to select one of the parties’ specific proposed rates of Fair Market Rent, without being permitted to effectuate any compromise position.

g.
The decision of the Independent Brokers or the Determining Broker, as the case may be, shall be conclusive and binding on Landlord and Tenant, and neither party shall have any right to contest or appeal such decision.  Judgment may be entered, in a court of competent jurisdiction, upon the decision of the Independent Brokers or the Determining Broker, as the case may be.

Addendum 1-2

h.
In the event that the initial Term expires and the Renewal Term commences prior to the date on which the Independent Brokers or the Determining Broker, as the case may be, renders their/its decision as to the Fair Market Rent, then from the commencement date of the Renewal Term through the date on which the Fair Market Rent is determined under this Section 3 (the “Determination Date”), Tenant shall pay monthly Base Rent to Landlord at a rate equal to 110% of the rate of monthly Base Rent in effect on the expiration date of the initial Term (the “Temporary Base Rent”).  Within ten (10) business days after the Determination Date, Landlord shall pay to Tenant, or Tenant shall pay to Landlord, depending on whether the Fair Market Rent is less than or greater than the Temporary Base Rent, whatever sum that Landlord or Tenant, as the case may be, owes the other (the “Catch-Up Payment”), based on the Temporary Base Rent actually paid and the Fair Market Rent due (as determined by the Independent Brokers or the Determining Broker, as the case may be) during that portion of the Renewal Term that elapses before the Catch-Up Payment is paid, in full (together with interest thereon, as provided below).  The Catch-Up Payment shall bear interest at the rate of Prime (defined below), plus five percent (5.0%) per annum from the date each monthly component of the Catch-Up Payment would have been due, had the Fair Market Rent been determined prior to the commencement of the Renewal Term, through the date on which the Catch-Up Payment is paid, in full (inclusive of interest thereon).  For purposes hereof, “Prime” shall mean the per annum rate of interest publicly announced by JPMorgan Chase Bank, N.A. (or its successor), from time to time, as its “prime” or “base” or “reference” rate of interest.

i.
The party whose proposed rate of Fair Market Rent is not selected by the Independent Brokers or the Determining Broker, as the case may be, shall bear all costs of all counsel, experts or other representatives that are retained by both parties, together with all other costs of the arbitration proceeding described in this Section 3, including, without limitation, the fees, costs and expenses imposed or incurred by any or all of the Independent Brokers and the Determining Broker.

j.
Unless otherwise expressly agreed in writing, during the period of time that any arbitration proceeding is pending under this Section 3, Landlord and Tenant shall continue to comply with all those terms and provisions of this Lease that are not the subject of their dispute and arbitration proceeding, most specifically including, but not limited to, Tenant’s monetary obligations under this Lease; and, with respect to the payment of Base Rent during that portion of the Renewal Term that elapses during the pendency of any arbitration proceeding under this Section 3, the provisions of Section 3(h) shall apply.

k.
During any period of time that an arbitration is pending or proceeding under this Section 3, Tenant shall have no right to assign this Lease or enter into any sublease for all or any portion of the Premises, notwithstanding any provision to the contrary in this Lease.  Furthermore, if this Lease requires that Landlord perform any tenant improvement work in connection with the Renewal Term, Landlord shall be relieved of any such obligation during the pendency of any arbitration proceeding under this Section 3.

4.	The Renewal Option is granted subject to all of the following conditions:

a.
As of the date on which Tenant delivers its Renewal Notice and continuing through the commencement date of the Renewal Term, this Lease shall be in full force and effect and no act or omission shall occur which, with the giving of notice or the passage of time, or both, shall constitute a breach or default by Tenant under this Lease.

b.	There shall be no further right of renewal after the expiration of the second Renewal Term.

c.
The Renewal Option is personal to Tenant.  In the event that Tenant assigns its interest under this Lease or subleases all or any portion of the Premises, whether or not in accordance with the requirements of this Lease, and whether directly or indirectly, the provisions of this Addendum A, shall not be available to, or run to the benefit of, and may not be exercised by, any assignee or sublessee.

Addendum 1-3

ADDENDUM 2

PURCHASE OPTION

ADDENDUM TO INDUSTRIAL BUILDING LEASE
BY AND BETWEEN FR YORK PROPERTY HOLDING, LP (“LANDLORD”)
AND UNITED NATURAL FOODS, INC. (“TENANT”)

1.           Defined Terms.  Capitalized terms used in this Addendum and not otherwise defined shall have the meanings respectively ascribed to such terms in the Lease.

2.           Grant of Purchase Option.  Landlord hereby grants to Tenant a one time option to purchase (the “Purchase Option”) the Premises on the terms and conditions hereinafter set forth.  This Purchase Option shall expire, and the rights of Tenant hereunder shall irrevocably terminate, upon the sooner to occur of:  (i) December 31, 2009 (the “Option Exercise Date”) unless Tenant has delivered an Option Exercise Notice (as hereinafter defined) to Landlord on or prior to such date; (ii) the expiration or sooner termination of the Lease; (iii) any breach, default or failure of performance by Tenant pursuant to the Lease beyond any applicable notice and cure periods; or (iv) the failure by Tenant to proceed to the Option Closing (as hereinafter defined) after having exercised this Purchase Option.

3.           Exercise of Purchase Option.  Tenant may exercise this Purchase Option by delivery of written notice to Landlord (an “Option Exercise Notice”) on or prior to the Option Exercise Date.  If Tenant (x) fails to timely deliver an Option Exercise Notice on or prior to the Option Exercise Date, or (y) timely delivers an Option Exercise Notice but fails to simultaneously deposit the Earnest Money (as hereinafter defined) with Landlord, Tenant shall have no further right to exercise this Purchase Option.  Simultaneously with the delivery by Tenant to Landlord of an Option Exercise Notice, Tenant shall deposit with First American Title Insurance Company, 30 N. LaSalle Street, Suite 300, Chicago, IL  60602, Attn:  Dick Siedel (the “Title Company”) as its earnest money deposit, the sum of One Million Eight Hundred Thousand and No/100 Dollar ($1,800,000.00) (the “Earnest Money”) to be held by the Title Company and applied in accordance with this Addendum.  Tenant shall have no right to exercise this Purchase Option if Tenant is either in monetary or material non-monetary default pursuant to the Lease or any fact or condition exists that with the giving of notice, or passage of time, or both, would constitute a monetary or material non-monetary default pursuant to the Lease.  If Tenant is in monetary default or material non-monetary default pursuant to the Lease as of the Option Closing, Landlord may elect, in its sole discretion, to void Tenant’s exercise of this Purchase Option by delivery of written notice to Tenant, in which event this Purchase Option shall thereafter be forever null and void and the Title Company shall immediately deliver the Earnest Money to the Landlord.  If Tenant exercises this Purchase Option, Landlord and Tenant shall proceed to the Option Closing pursuant to this Addendum and shall not negotiate, execute and enter into a Purchase and Sale Agreement to govern the conveyance of the Premises by Landlord to Tenant.  Within ten (10) days after the delivery by Tenant to Landlord of an Option Exercise Notice, Tenant shall deliver to Landlord a title commitment, issued by a reputable, national title insurance company selected by the Title Company, for an owner’s title insurance policy (the “Title Policy”) in the full amount of the Option Purchase Price (as hereinafter defined), together with copies of all recorded documents representing title exceptions.

4.           Option Purchase Price.  The total purchase price to be paid by Tenant to Landlord for the Premises shall be (a) if the Option Closing Date is on or before May 31, 2009, THIRTY FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($35,500,000.00), or (b) if the Option Closing Date is on or before May 31, 2010, THIRTY SIX MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($36,400,000.00) (as applicable, the “Option Purchase Price”), plus or minus any adjustments contemplated in Section 7 below.  The Earnest Money shall be retained by Landlord and applied against the Option Purchase Price.

5.           Option Closing.  The purchase of the Premises contemplated herein shall be consummated at a closing (the “Option Closing”) to take place by mail or at the offices of the Title Company.  The Option Closing shall occur on the sooner to occur of:  (i) such date as the parties shall mutually agree in writing; and (ii) one hundred fifty (150) days after the delivery by Tenant to Landlord of an Option Exercise Notice (the “Option Closing Date”).  The Option Closing shall be effective as of 11:59 p.m. on the Option Closing Date.

Addendum 2-1

5.1.           Landlord’s Option Closing Deliveries.  At the Option Closing, Landlord shall deliver, or cause to be delivered, to Tenant the following duly executed by Landlord where appropriate:  (i) a Special Warranty Deed, in recordable form, conveying the Premises to Tenant subject to the Permitted Exceptions (as hereinafter defined); (ii) a Quitclaim Bill of Sale conveying all of Landlord’s interest in and to any tangible personal property located on the Premises which is owned by Landlord and used by Landlord solely in connection with the Premises; (iii) an Affidavit of Title in form and substance reasonably acceptable to the Title Company; (iv) a closing statement (the “Closing Statement”) conforming to the proration and other relevant provisions of this Addendum; (v) an Entity Transfer Certification confirming that Landlord is a “United States Person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended; and (vi) such evidence of the authority and good standing of Landlord as the Title Company shall reasonably require as a condition to the issuance of the Title Policy.

5.2.           Tenant’s Option Closing Deliveries.  At the Option Closing, Tenant shall deliver, or cause to be delivered, to Landlord the following duly executed by Tenant where appropriate:  (i) the Closing Statement; and (ii) the Option Purchase Price, plus or minus prorations and other adjustments, in immediately available funds.

5.3.           Title Condition.  It shall be a condition precedent to Tenant’s obligation to proceed to the Option Closing that, at the Option Closing, the Title Company shall issue the Title Policy (or a “marked” title commitment) to Tenant insuring, in the full amount of the Option Purchase Price, Tenant as the fee simple owner of the Premises, subject only to the Permitted Exceptions.  If the foregoing condition precedent fails for any reason other than the actions of Purchaser, the exercise of this Purchase Option by Tenant shall be null and void, in which event (i) the Earnest Money shall be returned by the Title Company to Tenant, and (ii) this Purchase Option shall be irrevocably terminated and of no further force and effect.  Landlord shall convey the Premises to Tenant subject to any and all liens, claims and encumbrances of record (“PermittedExceptions”) other than the following:  (i) the liens of any mortgage, trust deed or deed of trust evidencing an indebtedness owed by Landlord; (ii) mechanic’s liens pursuant to a written agreement either between (x) the claimant (the “Contract Claimant”) and Landlord or (y) the Contract Claimant and any other contractor, materialman or supplier with which Landlord has a written agreement; and (iii) broker’s liens pursuant to a written agreement between the broker and Landlord (the “Mandatory Cure Items”).  Landlord shall, at Landlord’s sole cost, cure and remove any Mandatory Cure Items on or prior to the Option Closing.  If Landlord fails to cure and remove (whether by endorsement or otherwise) any Mandatory Cure Items on or prior to the Option Closing, Tenant may, at its option and as its sole remedy hereunder, at law, in equity or pursuant to the Lease, either (i) terminate its election to exercise this Purchase Option, in which event the Earnest Money shall be returned by the Title Company to Tenant and this Purchase Option shall thereafter become forever null and void, or (ii) proceed to close with title to the Premises as it then is with the right to deduct from the Option Purchase Price the amount reasonably necessary to cure and remove (by endorsement or otherwise, as mutually and reasonably determined by Tenant and Landlord) those Mandatory Cure Items that Landlord has failed to cure and remove.

6.           Premises Transferred “As Is”.  The sale of the Premises pursuant to this Purchase Option as provided for herein shall be made on a “AS IS,” “WHERE-IS” basis as of the Option Closing Date, without any representations or warranties, of any nature whatsoever from Landlord.  Landlord hereby specifically disclaims any warranty (oral or written) concerning:  (i) the nature and condition of the Premises and the suitability thereof for any and all activities and uses that Tenant may elect to conduct thereon, (ii) the manner, construction, condition and state of repair or lack of repair of any improvements located thereon, (iii) the nature and extent of any right-of-way, lien, encumbrance, license, reservation, condition or otherwise, (iv) the compliance of the Premises or its operation with any laws, rules, ordinances, or regulations of any government or other body; and (v) any other matter whatsoever. Tenant expressly acknowledges that, in consideration of the agreements of Landlord herein, LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF QUANTITY, QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PREMISES, ANY IMPROVEMENTS LOCATED THEREON, OR ANY SOIL CONDITIONS RELATED THERETO.  TENANT, FOR TENANT AND TENANT’S SUCCESSORS AND ASSIGNS, HEREBY RELEASES LANDLORD FROM AND WAIVES ANY AND ALL CLAIMS AND LIABILITIES AGAINST LANDLORD FOR, RELATED TO, OR IN CONNECTION WITH, ANY ENVIRONMENTAL CONDITION AT THE PREMISES (OR THE PRESENCE OF ANY MATTER OR SUBSTANCE RELATING TO THE ENVIRONMENTAL CONDITION OF THE PREMISES), INCLUDING, BUT NOT LIMITED TO, CLAIMS AND/OR LIABILITIES RELATING TO (IN ANY MANNER WHATSOEVER) ANY HAZARDOUS, TOXIC OR DANGEROUS MATERIALS OR SUBSTANCES LOCATED IN, AT, ABOUT OR UNDER THE PREMISES, OR FOR ANY AND ALL CLAIMS OR CAUSES OF ACTION (ACTUAL OR THREATENED) BASED UPON, IN CONNECTION WITH OR ARISING OUT OF ANY AND ALL ENVIRONMENTAL LAWS.

7.           PRORATIONS.  Notwithstanding any local custom to the contrary, there shall be no prorations and adjustments between Landlord and Tenant at the Option Closing (including, but not limited to, any proration or adjustment of ad valorem real estate taxes or special assessments) except as hereinafter expressly provided.  Tenant shall receive a credit from Landlord at the Option Closing for that portion of any Rent paid by Tenant to Landlord for the month in which the Option Closing occurs (the “Closing Month”) that is allocable to the period from and after the Option Closing Date.  Tenant shall provide a credit to Landlord at

Addendum 2-2

the Option Closing for:  (i) any and all Rent and other sums due and owing from Tenant to Landlord pursuant to the Lease with respect to the period prior to the Option Closing Date that Tenant has not previously paid to Landlord, including, but not limited to, Rent for that portion of the Closing Month occurring prior to the Option Closing Date to the extent not paid by Tenant prior to the Option Closing; (ii) any and all operating expenses and costs related to the Premises that have been paid by Landlord and are related to the period from and after the Option Closing to the extent not previously reimbursed by Tenant; and (iii) any and all Taxes paid by Landlord for which Tenant has not reimbursed Landlord, whether related to the period prior to or after the Option Closing Date.  Landlord and Tenant hereby agree to re-prorate such amounts to the extent of any error, which obligation shall survive the Option Closing and the delivery of any conveyance documentation.

8.           Closing Expenses.  Tenant will pay the entire cost of the Title Policy (including the cost of any endorsements), any survey, the fees of Tenant’s attorney, one-half of all documentary and state, county and municipal transfer taxes relating to the instruments of conveyance contemplated herein, the cost of recording the deed and one-half of the cost of any escrows hereunder.  Landlord will pay the fees of Landlord’s attorney, one-half of all documentary and state, county and municipal transfer taxes relating to the instruments of conveyance contemplated herein and one-half of any escrow costs hereunder.

9.           Termination of Lease.  Upon the Option Closing and the transfer of the Premises pursuant to this Addendum, the Lease shall terminate except for those provisions under the Lease which by their terms specifically survive.  This Section 9 shall survive the Option Closing and the delivery of any conveyance documentation.

10.           Brokerage.  Each party hereto represents and warrants to the other that it has dealt with no brokers or finders in connection with this Purchase Option other than NAI Branner Goddard and CB Richard Ellis (“Broker”).  Landlord and Tenant each hereby indemnify, protect and defend and hold the other harmless from and against all losses, claims, costs, expenses, damages (including, but not limited to, reasonable fees of counsel selected by the indemnified party) resulting from the claims of any broker, finder, or other such party claiming a commission in connection with the sale of the Premises pursuant to this Purchase Option by, through or under the acts or agreements of the indemnifying party. The obligations of the parties pursuant to this Section 10 shall survive any transfer of the Premises and the delivery of any conveyance documentation.  It is the intention of the parties that there be a single commission arising from the initial leasing and sale of the Premises, and not two separate duplicative commissions.

11.           Absence of Contingencies. Tenant acknowledges and agrees that, except for the condition precedent relative to the issuance of the Title Policy contained in Section  5.3 above, there are no conditions precedent or other contingencies to Tenant’s obligation to proceed to the Option Closing if Tenant exercises this Purchase Option.  Without limitation of the foregoing, Tenant shall not be entitled to the benefit of any due diligence or other contingency period.  Prior to the exercise of this Purchase Option, Tenant may conduct normal and customary due diligence investigations and studies of the Premises (“Tenant’s Project Inspection”) subject to the terms and conditions set forth in this Section 11.  Tenant shall not conduct (or cause to be conducted) any physically intrusive investigation, examination or study of the Premises (any such investigation, examination or study, an “Intrusive Investigation”) as part of Tenant’s Project Inspection without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.  In the event Tenant desires to conduct (or cause to be conducted) any Intrusive Investigation, such as sampling of soils, other media, building materials, or the other comparable investigation, Tenant will provide a written scope of work to Landlord describing exactly what procedures Tenant desires to perform.  Tenant and Tenant’s consultants, agents and employees shall, in performing any Tenant’s Project Inspections, comply with the agreed upon procedures and with any and all laws, ordinances, rules, and regulations applicable to such procedures or the Premises.  Tenant and Tenant’s consultants shall: (a) maintain comprehensive general liability (occurrence) insurance in an amount of not less than $2,000,000 covering any accident arising in connection with Tenant’s Project Inspections, and deliver a certificate of insurance (in form reasonably acceptable to Landlord), which names Landlord as additional insured thereunder verifying such coverage, to Landlord prior to the performance of any Tenant’s Project Inspections; (b) promptly pay when due any third party costs resulting from Tenant’s Project Inspections; and (c) restore the Premises to the condition in which the same were found before any such Tenant’s Project Inspections were undertaken and repair any damage to the Premises to the extent such condition was altered or the Premises were damaged (directly or indirectly) in connection with Tenant’s Project Inspections.  Tenant hereby indemnifies, protects, defends and holds Landlord, Landlord’s affiliates, their respective partners, shareholders, officers and directors, and all of their respective successors and assigns, harmless from and against any and all losses, damages, claims, causes of action, judgments, damages, costs and expenses (including reasonable attorneys’ fees and court costs) that any such party suffers or incurs as a result of, or in connection with, (i) any damage caused to, in, or at the Premises; (ii) injury or death to person; or (iii) mechanic’s liens or materialmen’s liens arising out of, or in connection with, Tenant’s Project Inspections.  Tenant’s undertakings pursuant to this Section 11 shall indefinitely survive the Option Closing and shall not be merged into any instrument of conveyance delivered at the Option Closing.

Addendum 2-3

12.           No Assignment.  The rights of Tenant pursuant to this Purchase Option are personal to Tenant and may not be assigned by Tenant; provided, however, Tenant may assign this Purchase Option to a wholly owned subsidiary of Tenant, provided Landlord is provided a written assignment in the form reasonably acceptable to Landlord.  In the event that Tenant assigns, transfers or conveys all or some portion of its interest in the Lease to anyone other than a wholly-owned subsidiary of Tenant, this Purchase Option shall be null, void and of no further force and effect irrespective of whether Landlord has consented to such assignment. For purposes of this Section 12, the term “assigns, transfers or conveys” shall not include a subleases of a portion of the Premise.

13.           Default by Landlord.  If Landlord shall be in material default of its obligations pursuant to this Purchase Option, Tenant may either (i) terminate Tenant’s election to exercise this Purchase Option by written notice to Landlord, in which event (a) the Earnest Money shall be returned by the Title Company to Tenant and (b) this Purchase Option shall thereafter be forever null and void; or (ii) Tenant may file an action for specific performance of Landlord’s obligation to proceed to the Option Closing.  Tenant shall have no other remedy for any default by Landlord pursuant to this Addendum.  Without limitation of the foregoing, a default by Landlord of its obligations pursuant to this Addendum shall not constitute a default by Landlord pursuant to the Lease and Tenant shall not be entitled to exercise any remedies it may have pursuant to the Lease on account of a default by Landlord pursuant to this Addendum.

14.           Default by Tenant.  In the event Tenant defaults in its obligations to close the purchase of the Premises, or in the event Tenant otherwise defaults pursuant to this Addendum, then (i) Landlord shall be entitled to obtain the Earnest Money from the Title Company as fixed and liquidated damages, this Purchase Option shall thereafter be forever void and of no further force and effect.  Landlord shall have no other remedy for any default by Tenant pursuant to this Addendum, including any right to damages or to exercise its rights pursuant to the Lease.  LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT (1) THE AMOUNT OF THE EARNEST MONEY IS A REASONABLE ESTIMATE OF AND BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES THAT WOULD BE SUFFERED AND COSTS INCURRED BY LANDLORD AS A RESULT OF HAVING WITHDRAWN THE PREMISES FROM SALE AND THE FAILURE OF THE OPTION CLOSING TO HAVE OCCURRED DUE TO A DEFAULT OF TENANT UNDER THIS ADDENDUM; (2) THE ACTUAL DAMAGES SUFFERED AND COSTS INCURRED BY LANDLORD AS A RESULT OF SUCH WITHDRAWAL AND FAILURE TO CLOSE DUE TO A DEFAULT OF TENANT UNDER THIS ADDENDUM WOULD BE EXTREMELY DIFFICULT AND IMPRACTICAL TO DETERMINE; AND (3) THE AMOUNT OF THE EARNEST MONEY SHALL BE AND CONSTITUTE VALID LIQUIDATED DAMAGES.

15.           Conflict.  In the event of any conflict between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall prevail.

16.           No Recording.  Neither this Addendum nor any memorandum thereof shall be recorded and the act of recording by Tenant shall be deemed a default by Tenant pursuant to the Lease and this Addendum.

Addendum 2-4